     As Filed with the Securities and Exchange Commission on April 30, 2002

                           1933 Act File No. 33-34275
                           1940 Act File No. 811-6084

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

                       POST-EFFECTIVE AMENDMENT NO. 14 [X]

                                       and

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

                              AMENDMENT NO. 15 [X]

                      SHORT-INTERMEDIATE INCOME FUND, INC.
         (formerly, Flag Investors Short-Intermediate Income Fund, Inc.)
               (Exact Name of Registrant as Specified in Charter)

                                One South Street
                               Baltimore, MD 21202
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (410) 727-1700

                             Daniel O. Hirsch, Esq.
                                One South Street
                               Baltimore, MD 21202
                     (Name and address of agent for service)


                         Copy to: Richard W. Grant, Esq.
                           Morgan, Lewis & Bockius LLP
                               1701 Market Street
                             Philadelphia, PA 19103


It is proposed that this filing will become effective:

[ ] immediately upon filing pursuant to paragraph (b)
[X] on May 1, 2002 pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(i)
[ ] on [date] pursuant to paragraph (a)(i)
[ ] 75 days after filing pursuant to paragraph (a)(ii)
[ ] on [date] pursuant to paragraph (a)(ii) of Rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                                       Deutsche Asset Management


[ARTWORK OF GLOBE]                                             Mutual  Fund


                                                                      Prospectus


                                                                     May 1, 2002


                                                                  Class A Shares


SHORT-INTERMEDIATE INCOME FUND


[LIKE SHARES OF ALL MUTUAL FUNDS,
THESE SECURITIES HAVE NOT BEEN
APPROVED OR DISAPPROVED BY THE
SECURITIES AND EXCHANGE COMMISSION
NOR HAS THE SECURITIES AND
EXCHANGE COMMISSION PASSED UPON
THE ACCURACY OR ADEQUACY OF THIS
PROSPECTUS. ANY REPRESENTATION TO
THE CONTRARY IS A CRIMINAL
OFFENSE.]                                             [DEUTSCHE BANK GROUP LOGO]

                         INTENTIONALLY LEFT BLANK PAGE

OVERVIEW
--------------------------------------------------------------------------------

OF THE SHORT-INTERMEDIATE INCOME FUND--CLASS A



GOAL: The Fund seeks a high level of current income consistent with preservation of principal within an intermediate-term maturity structure.

CORE STRATEGY: The Fund invests primarily in US Government securities, corporate debt, mortgage-backed securities and asset-backed securities.

INVESTMENT POLICIES AND STRATEGIES


The Fund seeks to achieve its goal by investing primarily in US Government securities, corporate debt, mortgage-backed securities and asset-backed securities. In managing the Fund, the Fund's investment advisor and sub-advisor (the 'Advisors') select securities for the Fund's portfolio subject to quality, maturity and duration criteria.

-------------------------------------------------------------


SHORT-INTERMEDIATE INCOME FUND--CLASS A



OVERVIEW OF THE SHORT-INTERMEDIATE INCOME FUND



Goal.........................................    3
Core Strategy................................    3
Investment Policies and Strategies...........    3
Principal Risks of Investing in the Fund.....    4
Who Should Consider Investing in the Fund....    4
Total Returns, After Fees and Expenses.......    5
Fees and Expenses of the Fund................    6



A DETAILED LOOK AT THE SHORT-INTERMEDIATE INCOME FUND



Objective....................................    7
Strategy.....................................    7
Principal Investments........................    7
Investment Process...........................    7
Risks........................................    7
Management of the Fund.......................    8
Calculating the Fund's Share Price...........    9
Dividends and Distributions..................    9
Tax Considerations...........................    9
Buying and Selling Fund Shares...............   10
Sales Charges................................   11
Financial Highlights.........................   15


--------------------------------------------------------------------------------

Overview of the Short-Intermediate Income Fund--Class A



PRINCIPAL RISKS OF INVESTING IN THE FUND


An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:


- An issuer's creditworthiness could decline, which in turn may cause the value of a security in the Fund's portfolio to decline.



- The issuer of a security owned by the Fund could default on its obligation to pay principal and/or interest.



- Interest rates could increase, causing the prices of fixed income securities to decline, thereby reducing the value of the Fund's portfolio.



WHO SHOULD CONSIDER INVESTING IN THE FUND



You should consider investing in the Fund if you are seeking a high level of current income but are willing to sacrifice some of that income to reduce your risk of capital loss. There is, of course, no guarantee that the Fund will realize its goal. Moreover, you should be willing to accept the risks of investing in the fixed income market, including credit risk and interest rate risk.


You should not consider investing in the Fund if you are pursuing a short-term financial goal, seeking capital appreciation or cannot tolerate fluctuations in the value of your investments.


This Prospectus describes Short-Intermediate Income Fund Class A Shares. The Fund offers shares through securities dealers and through financial institutions that act as shareholder service agents. You may also buy shares from the Fund directly through the Deutsche Asset Management Service Center (the 'Service Center'). The Fund also offers another class with different fees, expenses and investment minimums.


The Fund by itself does not constitute a balanced investment program. It can, however, provide a complementary investment for investors seeking exposure to fixed income investments. Diversifying your investments may improve your long-run investment return and lower the volatility of your overall investment portfolio.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------

                         Overview of the Short-Intermediate Income Fund--Class A


TOTAL RETURNS, AFTER FEES AND EXPENSES


The bar chart and table on this page can help you evaluate the potential risks and rewards of investing in the Fund by showing changes in the Fund's performance from year to year. The bar chart shows Class A shares' actual total return for the past ten years. The table compares Class A shares' average annual total return with the LEHMAN BROTHERS INTERMEDIATE AGGREGATE BOND INDEX, LEHMAN BROTHERS INTERMEDIATE US GOVERNMENT/CREDIT INDEX and MERRILL LYNCH 1-3 YEAR TREASURY INDEX over the last calendar year, the last five calendar years, the last ten calendar years and since inception. Each index is a group of securities whose overall performance is used as a standard to measure investment performance. They do not factor in the costs of buying, selling and holding securities--costs that are reflected in the Fund's results.


The table also shows the after-tax returns of the Fund's Class A shares. The after-tax returns for other classes will vary. After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's past performance, before or after taxes, is not an indication of how the Fund will perform in the future.

----------------------------------------------------------------

The RETURN AFTER TAXES ON DISTRIBUTIONS assumes that an investor holds Fund shares at the end of the period. The number only reflects the Fund's taxable distributions, not a shareholder's gain or loss from selling Fund shares.



The RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES assumes that an investor sold his or her Fund shares at the end of the period. The number reflects both the Fund's taxable distributions and a shareholder's gain or loss from selling Fund shares.



The LEHMAN BROTHERS INTERMEDIATE AGGREGATE BOND INDEX is an unmanaged index representing domestic taxable investment grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities and durations in the intermediate range. This index represents a sector of the Lehman Brothers Aggregate Bond Index. It is a model, not an actual portfolio. On September 25, 2001, the Fund's Board of Directors approved the Lehman Brothers Intermediate Aggregate Bond Index as the Fund's primary benchmark. This change is intended to provide shareholders with better information to assess the performance of the Fund by utilizing a broader index that more closely corresponds to the Fund's investment strategy.



The LEHMAN BROTHERS INTERMEDIATE US GOVERNMENT/CREDIT INDEX is an unmanaged index providing a general measure of the performance in the intermediate-term government and corporate bond sectors. It is a model, not an actual portfolio.



The MERRILL LYNCH 1-3 YEAR TREASURY INDEX is an unmanaged index that provides a general measure of the performance in the short-term Treasury sector. It is a model, not an actual portfolio.



(1) These figures assume the reinvestment of dividends and capital gain distributions and include the impact of the maximum sales charges.


(2) For the period from 5/31/91 through 12/31/01.

YEAR-BY-YEAR RETURNS


CLASS A SHARES*


(each full calendar year for the past ten years)


                                  [BAR GRAPH]


           1992  1993  1994  1995  1996  1997  1998  1999  2000  2001
           5.68% 8.98% -3.32% 15.43% 4.04% 7.13% 6.81% 0.70% 9.68% 8.03%



 * The bar chart does not reflect sales charges. If it did, returns would be less than those shown. For the period from January 1, 2002 through March 31, 2002, the year-to-date return for Class A shares was -0.30%. For the period shown in the bar chart, the highest quarterly return in any calendar quarter was 4.98% (quarter ended 6/30/95) and the lowest quarterly return in any calendar quarter was -2.55% (quarter ended 3/31/94).


PERFORMANCE FOR THE PERIODS ENDED DECEMBER 31, 2001



                                         AVERAGE ANNUAL TOTAL RETURNS
                                                      SINCE INCEPTION
                        1 YEAR   5 YEARS   10 YEARS   (MAY 13, 1991)
 CLASS A SHARES(1)
 Return Before Taxes    6.42%     6.11%     6.05%               6.61%
 Return After Taxes on
   Distributions        4.07%     3.69%     3.60%               4.17%
 Return After Taxes on
   Distributions and
   Sale of Fund Shares  3.87%     3.66%     3.62%               4.12%
 Lehman Brothers
   Intermediate
   Aggregate Bond
   Index (reflects no
   deduction for fees,
   expenses, or taxes)  8.68%     7.27%     6.93%               7.49%(2)
---------------------------------------------------------------------
 Lehman Brothers
   Intermediate US
   Government/Credit
   Index (reflects no
   deduction for fees,
   expenses, or taxes)  8.96%     7.10%     6.81%               7.37%(2)
---------------------------------------------------------------------
 Merrill Lynch 1-3
   Year Treasury Index
   (reflects no
   deduction for fees,
   expenses, or taxes)  8.30%     6.59%     6.09%               6.48%(2)
---------------------------------------------------------------------


--------------------------------------------------------------------------------

Overview of the Short-Intermediate Income Fund--Class A

FEES AND EXPENSES OF THE FUND

The Shareholder Fees and Annual Fund Operating Expenses tables to the right describe the fees and expenses that you may pay if you buy and hold Class A shares.


EXPENSE EXAMPLE. The example to the right illustrates the expenses incurred on a $10,000 investment in Class A shares of the Fund. The example assumes that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same, you reinvested all dividends and distributions, and you sold your shares at the end of the period.



You may use this hypothetical example to compare the Fund's expense history with other funds. The example does not represent an estimate of future returns or expenses. Actual costs and investment returns may be higher or lower.



Federal regulations require that the table reflect the maximum sales charge. However, you may qualify for reduced sales charges or no sales charge at all. (See the section entitled 'Sales Charges.') Long-term shareholders of the Fund may pay more than the maximum sales charges permitted by the Conduct Rules of the National Association of Securities Dealers, Inc. because they pay the combination of the initial sales charge and recurring 12b-1 fees.

----------------------------------------------------------------

(1)Purchases of $1 million or more of Class A shares are not subject to an initial sales charge but may be subject to a contingent deferred sales charge if you redeem your shares within two years. (See the section entitled 'Sales Charges--Redemption Price.')



(2)Investment Company Capital Corp., in its capacity as Advisor, has contractually agreed to waive its fees and/or reimburse expenses to the extent necessary to maintain the Fund's expense ratio at the level indicated as 'Net Annual Fund Operating Expenses.' This agreement will continue until at least April 30, 2003 and may be extended.



(3)For the first 12 months, the Expense Example takes into account fee waivers and/or expense reimbursements.


  SHAREHOLDER FEES

  (fees paid directly from your investment)


Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                 1.50%(1)
------------------------------------------------------------
 Maximum Deferred Sales Charge (Load) (as a
   percentage of original purchase price or
   redemption proceeds, whichever is lower)         0.50%(1)
------------------------------------------------------------


  ANNUAL FUND OPERATING EXPENSES
  (expenses paid from Fund assets)



                                               Percentage of
                                                     Average
                                            Daily Net Assets
 Management Fees                                       0.35%
------------------------------------------------------------
 Distribution and/or Service (12b-1) Fees              0.25%
------------------------------------------------------------
 Other Expenses                                        0.30%
------------------------------------------------------------
 Total Annual Fund Operating Expenses (before
   fee waivers and/or expense reimbursements)          0.90%
------------------------------------------------------------
 Less: Fee Waivers and/or Expense
   Reimbursements(2)                                   0.20%
------------------------------------------------------------
 NET ANNUAL FUND OPERATING EXPENSES                    0.70%
------------------------------------------------------------



  EXPENSE EXAMPLE(3)


                         1 Year    3 Years    5 Years    10 Years
 Class A Shares          $  220    $   413    $   622    $  1,223

         -------------------------------------------------------------

--------------------------------------------------------------------------------

A DETAILED LOOK
--------------------------------------------------------------------------------

AT THE SHORT-INTERMEDIATE INCOME FUND--CLASS A


OBJECTIVE


The Fund seeks a high level of current income consistent with preservation of principal within an intermediate-term maturity structure. The Advisors are responsible for managing the Fund's investments (see the section entitled 'Management of the Fund').


STRATEGY

The Fund seeks to achieve its objective by investing primarily in US Government securities, corporate debt, mortgage-backed securities and asset-backed securities.

PORTFOLIO MATURITY. Under normal circumstances, the Fund's portfolio will have an average MATURITY of three to five years and a maximum DURATION of four years. Subject to its portfolio maturity policy, the Fund may purchase individual securities with any stated maturity. The dollar weighted average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to prepayment patterns, call dates and put features.

PRINCIPAL INVESTMENTS

Under normal circumstances, the Fund will invest at least 80% of its assets, at the time the security is purchased, in US Government securities, corporate debt, mortgage-backed securities and asset-backed securities. The Fund invests primarily in fixed income securities rated in the top category for mortgage-backed and asset-backed securities and within the top three categories for corporate debt. The Advisors may choose not to sell securities that are downgraded after their purchase below the Fund's minimum acceptable credit rating.

INVESTMENT PROCESS

The Advisors first focus on a security's credit quality in selecting investments. They will only purchase securities that have been granted certain minimum credit ratings by an independent rating agency. The Advisors then focus on maturity and duration. Some of the securities selected by the Advisors will be mortgage-backed and asset-backed securities. A mortgage-backed security represents an interest in a pool of underlying mortgage loans. An asset-backed security represents an interest in an underlying pool of assets, such as automobile loans or credit card receivables.
----------------------------------------------------------------

MATURITY measures the time remaining until an issuer must repay a bond's principal in full. DURATION measures the Fund's exposure to the risk of changing interest rates.

TEMPORARY DEFENSIVE POSITION. The Advisors may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or stock market events. The Advisors may invest up to 100% of the Fund's assets in short-term money market instruments if the situation warrants. To the extent the Advisors might adopt such a position and over the course of its duration, the Fund may not meet its investment objective. The Advisors would follow such a strategy only if they reasonably believe the risk of loss in pursuing the Fund's primary investment strategies outweighed the opportunity for gain.

RISKS

Set forth below are some of the prominent risks associated with investing in general and investing in fixed income securities in particular. Although the Advisors attempt to assess the likelihood that these risks may actually occur and to limit them, the Advisors cannot guarantee that they will succeed.

PRIMARY RISKS


INTEREST RATE RISK. Interest rate risk is the risk that fixed income securities will decline in value because of increases in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. Prices of fixed income securities with longer effective maturities are generally more sensitive to interest rate changes than those with shorter effective maturities.


CREDIT RISK. An investor purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline.


DEFAULT RISK. The issuers may not be able to make timely payments on the interest and principal on the bonds they have issued.


PREPAYMENT RISK. As interest rates decline, the issuers of securities held by the Fund may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. Thus, prepayment may reduce the Fund's income. There is a greater risk that the Fund will lose money due to prepayment risk because the Fund invests in mortgage-related securities.
--------------------------------------------------------------------------------

A Detailed Look at the Short-Intermediate Income Fund--Class A



EXTENSION RISK. As interest rates increase, slower than expected principal prepayments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increase the security's duration and reduce the value of the security. There is a greater risk that the Fund will lose money due to extension risk because the Fund invests in mortgage-related securities.


MARKET RISK. Deteriorating market conditions might cause an overall weakness in the market that reduces the absolute level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the Fund by historically reducing the relative attractiveness of bonds as an investment. Investment grade debt securities similar to those held by the Fund have experienced a moderate level of short-term price fluctuation.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the Fund's portfolio will decline in value.

SECONDARY RISK

PRICING RISK. When price quotations for securities are not readily available or may be unreliable, the Fund determines their value by the method that it believes most accurately reflects their current worth under procedures established by and under the general supervision of the Board of Directors. This procedure involves the risk that the values determined are higher or lower than the prices the securities might actually command if the Fund sold them. If the Fund has valued the securities too highly, you may end up paying too much for Fund shares when you buy into the Fund. If the Fund underestimates their prices, you may not receive the full market value for your Fund shares when you sell.

MANAGEMENT OF THE FUND


DEUTSCHE ASSET MANAGEMENT is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.


BOARD OF DIRECTORS. A Board of Directors supervises all of the Fund's activities on behalf of the Fund's shareholders.


INVESTMENT ADVISOR AND SUB-ADVISOR. Investment Company Capital Corp. ('ICCC' or the 'Advisor') is the Fund's investment advisor and Brown Advisory Incorporated ('Brown Advisory' or the 'Sub-Advisor') is the Fund's sub-advisor. ICCC is also the investment advisor to other mutual funds in the Deutsche Asset Management family of funds. As of March 31, 2002, funds managed by ICCC totaled approximately $9.6 billion in net assets.



Brown Advisory, a Maryland corporation, is a wholly owned subsidiary of Brown Investment Advisory & Trust Company. Brown Advisory and its affiliates together had approximately $4.3 billion under management as of March 31, 2002.


ICCC is responsible for supervising and managing all of the Fund's operations, including overseeing the activities of Brown Advisory. Brown Advisory is responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of commission rates.


As compensation for its services for the fiscal year ended December 31, 2001, ICCC received from the Fund a fee equal to 0.15% (net of fee waivers) of the Fund's average daily net assets. ICCC compensates Brown Advisory out of its advisory fee. Prior to May 1, 2001, Brown Investment Advisory & Trust Company was the Fund's sub-advisor. ICCC has contractually agreed to waive its fees and reimburse expenses to the extent necessary so that the Fund's total annual operating expenses do not exceed 0.70% of the average daily net assets of the Class A shares. This agreement will continue until at least April 30, 2003 and may be extended.


ICCC is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking, and insurance.

ICCC's address is One South Street, Baltimore, Maryland 21202. Brown Advisory's address is Furness House, 19 South Street, Baltimore, Maryland 21202.

PORTFOLIO MANAGERS

The following portfolio managers are responsible for the day-to-day management of the Fund:

MR. PAUL D. CORBIN, Partner at Brown Investment Advisory & Trust Company and Brown Advisory and Co-Manager of the Fund


- Shared management of the Fund since 1991, while employed as a portfolio manager with BT Alex. Brown Incorporated (predecessor to Deutsche Bank Securities Inc.) and its predecessors.


- Joined Brown Investment Advisory & Trust Company in 1998.

- From 1984-1991, Senior Vice President in charge of Fixed Income Portfolio Management at First National Bank of Maryland.

- 24 years of investment experience.

--------------------------------------------------------------------------------

                  A Detailed Look at the Short-Intermediate Income Fund--Class A



- BA in Economics from the University of Virginia and an MBA in Finance and Investments from The George Washington University.


MS. ELLEN D. HARVEY, Partner at Brown Investment Advisory & Trust Company and Brown Advisory and Co-Manager of the Fund


- Shared management of the Fund since December 2000 and responsible for the fixed income effort.


- From January 1996-2000, Fixed Income Portfolio Manager and principal at Morgan Stanley Dean Witter Investment Management.

- Partner (1989-1996) and Fixed Income Portfolio Manager (1984-1996) for Miller Anderson & Sherrerd.

- 16 years of investment experience.


- BA in Economics from Princeton University and an MA in Economics from The George Washington University.


CALCULATING THE FUND'S SHARE PRICE


The Fund calculates the price of its shares (also known as the 'net asset value' or 'NAV') in accordance with the standard formula for valuing mutual fund shares described below. The Fund calculates its net asset value as of the close of regular trading on the New York Stock Exchange each day the New York Stock EXCHANGE IS OPEN for business. You can find the Fund's share price in the mutual fund listings of most major newspapers and on the Deutsche Asset Management website: www.deam-us.com.



The Fund calculates a net asset value per share for each of its classes. The formula for calculating the Fund's net asset values by class calls for deducting all of the liabilities of each class from the total value of its assets (the market value of the securities plus cash reserves) and dividing the result by the number of outstanding shares of that class. The Fund values its securities at their stated market value if price quotations are readily available and reliable. When price quotations for a particular security are not readily available or may be unreliable, the Fund determines its value by the method it believes most accurately reflects its fair value under procedures adopted in good faith by and under the general supervision of the Board of Directors.

----------------------------------------------------------------


Typically, the New York Stock EXCHANGE IS OPEN every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. On days when the New York Stock Exchange closes early the Fund will calculate its net asset value at the time of closing.


DIVIDENDS AND DISTRIBUTIONS


If the Fund earns net investment income, its policy is to distribute to shareholders substantially all of that income monthly. The Fund reserves the right to include in the distribution any short-term capital gains on securities that it sells. If the Fund recognizes net capital gains, its policy is to distribute to shareholders substantially all previously undistributed capital gains at least annually.


The Fund may also pay dividends and capital gain distributions at other times if necessary for the Fund to avoid federal income or excise tax. If you invest in the Fund close to the time that the Fund makes a capital gain distribution, generally you will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash. The Fund automatically reinvests all dividends and distributions in shares of the Fund, unless you elect to have your dividends and distributions reinvested in shares of another Deutsche Asset Management fund or elect to receive them in cash. To make either election, complete the appropriate section of the application or notify the Service Center, your securities dealer or service agent at least five days before the date on which the next dividend or distribution will be paid. Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid in cash whether or not that is the payment option you have selected.

TAX CONSIDERATIONS

The following summary is based on current tax laws that may change. The tax considerations for tax-deferred accounts, non-taxable entities and non-US investors may be different. Because tax circumstances for each investor are unique and tax laws are subject to change, you should consult with your tax advisor before investing.

If you are a taxable shareholder, you and other taxable shareholders may pay federal, state and local taxes on the income dividends or capital gains distributed by the Fund. Your taxes will vary from year to year, based on the amount of dividends and capital gain distributions paid out by the Fund. Every year the Fund will send you information on the tax status of dividends and distributions paid the previous year. You may owe taxes whether you receive cash or choose to have dividends and distributions reinvested.

--------------------------------------------------------------------------------

A Detailed Look at the Short-Intermediate Income Fund--Class A

Dividends and distributions usually have the following tax status:


TRANSACTION                               TAX STATUS
 Income dividends                         Ordinary income
--------------------------------------------------------------
 Short-term capital gain distributions*   Ordinary income
--------------------------------------------------------------
 Long-term capital gain distributions*    Long-term capital
                                            gains
--------------------------------------------------------------


 *Whether a capital gain distribution is considered short-term or long-term does not depend on how long you own your shares.

In addition, the sale of Fund shares (which includes a redemption or an exchange for shares of another Deutsche Asset Management fund) is generally a taxable transaction for you:


TRANSACTION                    TAX STATUS
 Your sale of shares owned     Generally, long-term capital
   for more than one year        gains or losses
------------------------------------------------------------
 Your sale of shares owned     Generally, short-term capital
   for one year or less          gains or losses; losses
                                 subject to special rules
------------------------------------------------------------


By law, the Fund must withhold a portion of your taxable distributions, dividends and sales proceeds equal to the current backup withholding tax rate, if you do not provide your correct social security or taxpayer identification number along with the certifications required by the IRS, or if the IRS instructs the Fund to do so.

BUYING AND SELLING FUND SHARES

TO PURCHASE SHARES

You may buy Class A shares through your securities dealer or service agent. Contact your securities dealer or service agent for details on how to enter and pay for your order. You may also buy shares by contacting the Service Center directly. Contact the Service Center at 1-800-730-1313 for details.

MINIMUM ACCOUNT INVESTMENTS

Initial investment in Class A shares           $2,000
Subsequent investments                         $  100
IRA account, initial investment (there is no
  minimum for subsequent investments)          $1,000
Initial investment for shareholders of other
  Deutsche Asset Management funds' Class A, B
  and C shares                                 $  500
Automatic investment plan, initial investment  $  250
  Weekly, semi-monthly or monthly plan
     subsequent investments                    $  100
  Quarterly plan subsequent investments        $  250
  Semi-annual or annual plan subsequent
     investments                               $  500
Minimum investment for qualified retirement
  plans (such as 401(k), pension or profit
  sharing plans)                               $    0
Minimum account balance:
Non-retirement account                         $  500
IRA account                                    $    0

Accounts opened through a securities dealer or service agent may have different minimum investment amounts. The Fund and its service providers reserve the right, from time to time in their sole discretion, to waive or reduce the investment minimums.

AUTOMATIC INVESTMENT PLAN. You may elect to make a regular weekly, semi-monthly, monthly, quarterly, semi-annual or annual investment in Class A shares. The amount you decide upon will be withdrawn from your checking account using a pre-authorized check. When the money is received by the Service Center, it will be invested at that day's offering price in Class A shares. Either you or the Fund may discontinue your participation upon 30 days' notice. You may discontinue your plan, change the plan's dollar amount, frequency or investment date by contacting the Service Center. If you wish to enroll in any of these programs or if you need any additional information, complete the appropriate section of the application or contact your securities dealer, service agent or the Service Center.

TO REDEEM SHARES


You may redeem Class A shares through your securities dealer or service agent. Contact your securities dealer or service agent for details on how to enter your order and for information as to how you will be paid. If you have an account with the Fund that is in your name, you may also redeem shares by contacting the Service Center by mail or by telephone. Refer to the section entitled 'Telephone Transactions' for more information on this method of redemption.


--------------------------------------------------------------------------------

                  A Detailed Look at the Short-Intermediate Income Fund--Class A

Your securities dealer, service agent or the Service Center may require the following documents before redeeming your shares:


- A letter of instruction, if you are redeeming shares worth more than $100,000. The letter must specify your account number and the number of shares or dollar amount you wish to redeem. The letter must be signed by all account owners of the shares exactly as their names appear on the account.


- A signature guarantee, if you are redeeming shares and the amount is more than $100,000 or you request that the check be mailed to an address other than the one on record. You can obtain one from most banks, securities dealers or service agents.


- Any stock certificates representing the shares you are redeeming. The certificates must be properly endorsed or accompanied by a duly executed stock power.



- Any additional documents that may be required if your account is in the name of a corporation, partnership, trust or fiduciary.



OTHER REDEMPTION INFORMATION



SYSTEMATIC WITHDRAWAL PLAN. If you own Fund shares having a value of at least $10,000, you may arrange to have some of your shares redeemed monthly, quarterly, semi-annually or annually under the Fund's Systematic Withdrawal Plan. The minimum withdrawal amount is $100. Each redemption under this plan involves all the tax and sales charge implications normally associated with Fund redemptions, except as noted under 'Waiver of Sales Charge.' Contact your securities dealer, service agent or the Service Center for more information on this plan.


TELEPHONE TRANSACTIONS. You are automatically entitled to telephone transaction privileges, but you may specifically request that no telephone redemptions or exchanges be accepted for your account. You may make this election when you complete the application or at any time thereafter by completing and returning documentation supplied by the Service Center. You may contact the Service Center during its regular hours, which are normally 8:30 am to 7:00 pm (Eastern time), every business day.

The Service Center will employ reasonable procedures to confirm that telephoned instructions are genuine. These procedures include requiring you to provide certain personal identification information when you open your account and before you execute each telephone transaction. You may be required to provide additional written instructions. If these procedures are employed, neither the Fund nor the Service Center will bear any liability for following telephone instructions that the Service Center reasonably believes to be genuine. Your telephone transaction request will be recorded.

If you request your redemption proceeds by check, you may redeem shares worth up to $100,000. If you request your redemption proceeds by wire, you may redeem shares in any amount.

If you hold shares in certificate form you may not exchange or redeem them by telephone.


SALES CHARGES



PURCHASE PRICE


The price you pay to buy shares will be the Fund's offering price, which is calculated by adding any applicable sales charges to the net asset value per share of the Class A shares. You do not pay a sales charge when you reinvest dividends or distributions paid by the Fund.

Shares are subject to sales charges according to the following schedule:


                                   Class A Sales
                                  Charge as a % of
                            Offering    Net Amount
Amount of Purchase           Price      Invested
 Less than $100,000            1.50%               1.52%
--------------------------------------------------------
 $100,000 - $499,999           1.25%               1.27%
--------------------------------------------------------
 $500,000 - $999,999           1.00%               1.01%
--------------------------------------------------------
 $1,000,000 and over            None                None
--------------------------------------------------------



Although you do not pay an initial sales charge when you invest $1 million or more in Class A shares, you may pay a sales charge when you redeem your shares. Refer to the section entitled 'Redemption Price' for details. Your securities dealer or service agent may be paid a commission at the time of your purchase.


The sales charge you pay on your current purchase of Class A shares may be reduced under the circumstances listed below.

RIGHTS OF ACCUMULATION. If you are purchasing additional Class A shares of the Fund or Class A shares of any other Deutsche Asset Management fund or if you already have investments in Class A shares, you may combine the value of your purchases with the value of your existing Class A share investments to determine whether you qualify for a reduced sales charge. (For this purpose your existing Class A investments will be valued at the higher of cost or current value.) You may also combine your Class A purchases and
--------------------------------------------------------------------------------

A Detailed Look at the Short-Intermediate Income Fund--Class A


investments with those of your spouse and your children under the age of 21 for this purpose. You must be able to provide sufficient information to verify that you qualify for this right of accumulation.

LETTER OF INTENT. If you anticipate making additional purchases of Class A shares of the Fund or any other Deutsche Asset Management fund over the next 13 months, you may combine the value of your current purchase with the value of your anticipated purchases to determine whether you qualify for a reduced sales charge. You will be required to specify the total value of your anticipated purchases on the application and to initially purchase at least 5% of the total. When you make each purchase during the period, you will pay the sales charge applicable to the combined value of all anticipated purchases. If, at the end of the 13-month period, the total value of your purchases is less than the amount you indicated, you will be required to pay the difference between the sales charges you paid and the sales charges applicable to the amount you actually did purchase. Some of the shares you own will be redeemed to pay this difference.

PURCHASES AT NET ASSET VALUE. You may buy Class A shares without paying a sales charge under the following circumstances:

1) If you are reinvesting some or all of the proceeds of a redemption of Class A shares made within the last 90 days. Special tax rules may apply if you elect reinstatement. Consult your tax advisor for more information.


2) If you are exchanging an investment in Class A shares of certain other Deutsche Asset Management funds for an investment in this Fund (see the section entitled 'Purchases by Exchange' for a description of the conditions).


3) If you are a current or retired Director or Trustee of this or any affiliated fund or a director, an employee, or a member of the immediate family of an employee of any of the following (or their respective affiliates): the Fund's distributor, the Advisors, a broker-dealer authorized to sell shares of the Fund, or an investment advisor or sub-advisor to any fund in the Deutsche Asset Management family of funds.

4) If you are buying shares in any of the following types of accounts:


   (i)  A qualified retirement plan;



   (ii)  A Deutsche Asset Management fund payroll savings program;


  (iii) A fiduciary or advisory account with a bank, bank trust department, registered investment advisor, financial planner, or securities dealer purchasing shares on your behalf. To qualify for this provision, you must be paying an account management fee for the fiduciary or advisory services. You may be charged an additional fee by your securities dealer or service agent if you buy shares in this manner.

PURCHASES BY EXCHANGE


You may exchange Class A shares of certain other Deutsche Asset Management funds for an equal dollar amount of Class A shares without payment of the sales charges described above or any other charge, up to four times per calendar year. You may enter both your redemption and purchase orders on the same business day or, if you have already redeemed the shares of the other fund, you may enter your purchase order within 90 days of the redemption. The Fund may modify or terminate these offers of exchange upon 60 days' notice. Your purchase order may not be accepted if the Fund determines that your purchase would be detrimental to the interests of shareholders. (See the section entitled 'Important Information about Buying and Selling Shares.')


You may request an exchange through your securities dealer or service agent. Contact your securities dealer or service agent for details on how to enter your order. Before exchanging shares, you should obtain a copy of that fund's prospectus and read it carefully. If you have an account with the Fund that is in your name, you may also request an exchange directly through the Service Center.

Please note the following:

- The accounts between which the exchange is taking place must have the same name, address and taxpayer ID number.

- You may make the exchange by phone, only if your account has the exchange by phone feature, otherwise make the exchange by letter.

- Any deferred sales charge will continue to be measured from the time of your original purchase. If the fund you exchange into has a higher deferred sales charge, you will be subject to that charge.

- If your shares are in a taxable account, you may have to pay taxes on the exchange.

- Your exchange must meet the minimum investment amount for the class of shares of the fund being purchased.

--------------------------------------------------------------------------------

                  A Detailed Look at the Short-Intermediate Income Fund--Class A


REDEMPTION PRICE


The amount of any applicable deferred sales charge will be deducted from your redemption price according to the following schedule:


                                           Sales Charge as a
                                    Percentage of the Dollar
                                    Amount Subject to Charge
                                    (as a % of the Lesser of
                                              Cost or Value)
Years Since Purchase                          Class A Shares
 First                                                0.50%*
------------------------------------------------------------
 Second                                               0.50%*
------------------------------------------------------------
 Thereafter                                             None
------------------------------------------------------------


 * You will pay a deferred sales charge when you redeem Class A shares only if your shares were purchased at net asset value (ie, without any sales charge) because they were part of an investment of $1 million or more.

DETERMINATION OF DEFERRED SALES CHARGE. The sales charge applicable to your redemption is calculated in a manner that results in the lowest possible rate:

- No sales charge will be applied to shares you own as a result of reinvesting dividends or distributions.

- If you have purchased shares at various times, the sales charge will be applied first to shares you have owned for the longest period of time.

- If you acquired your shares through an exchange of shares of another Deutsche Asset Management fund, the period of time you held the original shares will be combined with the period of time you held the shares being redeemed to determine the years since purchase. If you bought your shares prior to May 7, 2001, you will pay the sales charge in effect at the time of your original purchase.

- The sales charge is applied to the lesser of the cost of the shares or their value at the time of your redemption. Therefore, you do not pay a sales charge on amounts representing appreciation.

WAIVER OF SALES CHARGE. You may redeem shares without paying a deferred sales charge under any of the following circumstances:

1) If you are exchanging your shares for shares of another Deutsche Asset Management fund.

2) If your redemption represents the minimum required distribution from an individual retirement account or other retirement plan.

3) If your redemption represents a distribution from a Systematic Withdrawal Plan. This waiver applies only if the annual withdrawals under your Plan are 12% or less of your share balance.

4) If shares are being redeemed in your account following your death or a determination that you are disabled. This waiver applies only under the following conditions:


   (i) The account is registered in your name either individually, as a joint tenant with rights of survivorship, as a participant in community property, or as a minor child under the Uniform Gifts or Uniform Transfers to Minors Acts.


  (ii) Either you or your representative notifies your securities dealer, service agent or the Service Center that these circumstances exist.

Your securities dealer or service agent is paid a fee when you buy shares. In addition, your securities dealer or service agent is paid an annual fee as long as you hold your shares. This fee begins when you purchase your shares. In addition to these payments, the Advisor may provide compensation to securities dealers and service agents for distribution, administrative and promotional services.


DISTRIBUTION PLAN



The Fund has adopted a plan under Rule 12b-1 that allows it to pay your securities dealer or service agent distribution and other fees for the sale of its shares. Class A shares pay a distribution fee equal to 0.25% annually of average daily net assets. Because these fees are paid out of the Fund's net assets on an on-going basis, they will, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.



IMPORTANT INFORMATION ABOUT BUYING AND SELLING SHARES



- You may buy and sell shares of the Fund through authorized securities dealers and service agents, as well as directly from the Service Center. The price at which you buy and sell shares is based on the next calculation of the NAV after the order is received by the Service Center, your securities dealer or service agent, provided that your securities dealer or service agent forwards your order to the Service Center in a timely manner. Contact your securities dealer or service agent if you have a dispute as to when your order was actually received by the Service Center.


- The Fund accepts payment for shares only in US dollars by check, by bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that the Fund cannot accept cash, starter checks, third-party checks or checks issued by credit card companies or internet-based companies.

--------------------------------------------------------------------------------

A Detailed Look at the Short-Intermediate Income Fund--Class A


- The payment of redemption proceeds and the processing of exchanges for shares of the Fund recently purchased by check may be delayed for up to 15 calendar days while the Fund waits for your check to clear.

- Unless otherwise instructed, the Service Center normally mails a check for the proceeds from the sale of your shares to your account address the next business day but may take up to seven days after the Service Center receives your order in proper form.

- Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid to you in cash whether or not that is the payment option you have selected.

- The Fund reserves the right to close your account on 60 days' notice if it fails to meet minimum account balance requirements for any reason other than a change in market value.


- The Fund remits proceeds from the sale of shares in US dollars. Under certain circumstances, the Fund reserves the right to redeem shares 'in-kind,' which means that the Fund may give you a portion of your redemption in portfolio securities.


- The Fund issues share certificates only for Class A shares and only upon request.

- You may have difficulty contacting the Service Center by telephone during times of market volatility or disruption in telephone service. If you are unable to reach the Service Center by telephone, you should make your request by mail.

- The Fund will not accept purchase and sale orders or exchange requests on any day the New York Stock Exchange is closed. On New York Stock Exchange holidays or on days when the Exchange closes early, the Service Center will adjust its hours accordingly.

- The Fund reserves the right to reject purchases of Fund shares (including purchases that are part of an exchange) for any reason. The Fund reserves the right to suspend or postpone redemptions during periods when: 1) the New York Stock Exchange is closed; 2) trading on the New York Stock Exchange is restricted; or 3) an emergency exists that prohibits the Fund from disposing of its portfolio securities or pricing its shares.

- Your purchase order may not be accepted if the Fund determines that your purchase would be detrimental to the interests of its shareholders. The Fund specifically reserves the right to refuse your order if it is part of multiple purchase or exchange requests that the Fund, in its sole discretion, deems to involve excessive trading or to be part of a market timing strategy. In making its determination, the Fund may consider orders you have placed individually, orders placed in combination with a group of shareholders or commonly controlled accounts and orders placed by your securities dealer or service agent. For these purposes, the Fund may consider, among other factors, your trading history in this or any affiliated fund, the funds involved, the amount of your investment, your background and the background of any other investors, securities dealers or service agents involved.


- Account Statements and Fund Reports: The Service Center, your securities dealer or service agent will furnish you with a written confirmation of every transaction that affects your account balance. You will also receive periodic statements reflecting the balances in your account. The Service Center will send you semi-annual and annual reports on the Fund's overall performance, its holdings and its investing strategies.


--------------------------------------------------------------------------------

                  A Detailed Look at the Short-Intermediate Income Fund--Class A


The table below provides a picture of the Fund's financial performance for the past five fiscal years for Class A shares. Certain information presented reflects results for a single Fund share. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Service Center at 1-800-730-1313.


FINANCIAL HIGHLIGHTS

CLASS A SHARES
(for a share outstanding throughout each period)


                                                                       FOR THE YEARS ENDED DECEMBER 31,
                                                               2001       2000       1999       1998       1997
 PER SHARE OPERATING PERFORMANCE:
 NET ASSET VALUE, BEGINNING OF YEAR                           $ 10.28    $  9.95    $ 10.48    $ 10.39    $ 10.28
-----------------------------------------------------------------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS
 Net investment income                                           0.56       0.61       0.57       0.58       0.61
-----------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss) on investments          0.25       0.32      (0.50)      0.11       0.10
-----------------------------------------------------------------------------------------------------------------
 TOTAL FROM INVESTMENT OPERATIONS                                0.81       0.93       0.07       0.69       0.71
-----------------------------------------------------------------------------------------------------------------
 DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income                                          (0.60)     (0.60)     (0.59)     (0.58)     (0.60)
-----------------------------------------------------------------------------------------------------------------
 In excess of net investment income                                --         --         --      (0.02)        --
-----------------------------------------------------------------------------------------------------------------
 Return of capital                                                 --         --      (0.01)        --         --
-----------------------------------------------------------------------------------------------------------------
 TOTAL DISTRIBUTIONS                                            (0.60)     (0.60)     (0.60)     (0.60)     (0.60)
-----------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, END OF YEAR                                 $ 10.49    $ 10.28    $  9.95    $ 10.48    $ 10.39
-----------------------------------------------------------------------------------------------------------------
 TOTAL INVESTMENT RETURN(1)                                      8.03%      9.68%      0.70%      6.81%      7.13%
-----------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA AND RATIOS:
 Net assets, end of year (000s omitted)                       $38,290    $39,173    $42,559    $47,107    $45,569
-----------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:
 Net investment income                                           5.36%      6.07%      5.63%      5.57%      5.92%
-----------------------------------------------------------------------------------------------------------------
 Expenses after waivers and/or reimbursements                    0.70%      0.70%(2)    0.70%     0.70%      0.70%
-----------------------------------------------------------------------------------------------------------------
 Expenses before waivers and/or reimbursements                   0.90%      0.98%(2)    0.93%     0.93%      0.96%
-----------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                           47%        38%        47%        40%        65%
-----------------------------------------------------------------------------------------------------------------



 (1)Total return excludes the effect of sales charge.

 (2)This ratio excludes custody credits.


--------------------------------------------------------------------------------

Additional information about the Fund's investments and performance is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You can find more detailed information about the Fund in the current Statement of Additional Information, dated May 1, 2002, which has been filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference into this Prospectus. To receive your free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have questions about investing in the Fund, write to:

              Deutsche Asset Management Service Center
              PO Box 219210
              Kansas City, MO 64121-9210
or call toll-free:
              1-800-730-1313

You can find reports and other information about the Fund on the EDGAR Database on the SEC's website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, DC 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. For information on the Public Reference Room, call the SEC at 202-942-8090.


Short-Intermediate Income Fund, Inc.

Class A Shares


Distributed by:


ICC Distributors, Inc.


Two Portland Square


Portland, ME 04101

                                                          CUSIP #82524T101
                                                          BDSHORTPRO (05/02)
                                                          811-6084
--------------------------------------------------------------------------------

                                                       Deutsche Asset Management

[GRAPHIC OF WESTERN HEMISPHERE]
                                                          Mutual Fund Prospectus



                                                                     May 1, 2002

                                                             Institutional Class


SHORT-INTERMEDIATE INCOME FUND


[LIKE SHARES OF ALL MUTUAL FUNDS,
THESE SECURITIES HAVE NOT BEEN
APPROVED OR DISAPPROVED BY THE
SECURITIES AND EXCHANGE COMMISSION
NOR HAS THE SECURITIES AND
EXCHANGE COMMISSION PASSED UPON
THE ACCURACY OR ADEQUACY OF THIS
PROSPECTUS. ANY REPRESENTATION TO
THE CONTRARY IS A CRIMINAL
OFFENSE.]                                             [DEUTSCHE BANK GROUP LOGO]

                         INTENTIONALLY LEFT BLANK PAGE

OVERVIEW
--------------------------------------------------------------------------------

OF THE SHORT-INTERMEDIATE INCOME FUND--INSTITUTIONAL CLASS


GOAL: The Fund seeks a high level of current income consistent with preservation of principal within an intermediate-term maturity structure.

CORE STRATEGY: The Fund invests primarily in US Government securities, corporate debt, mortgage-backed securities and asset-backed securities.

INVESTMENT POLICIES AND STRATEGIES
The Fund seeks to achieve its goal by investing primarily in US Government securities, corporate debt, mortgage-backed securities and asset-backed securities. In managing the Fund, the Fund's investment advisor and sub-advisor (the 'Advisors') select securities for the Fund's portfolio subject to quality, maturity and duration criteria.
-------------------------------------------------------------

SHORT-INTERMEDIATE INCOME FUND--INSTITUTIONAL CLASS



OVERVIEW OF THE SHORT-INTERMEDIATE INCOME FUND


Goal.........................................    3
Core Strategy................................    3
Investment Policies and Strategies...........    3
Principal Risks of Investing in the Fund.....    4
Who Should Consider Investing in the Fund....    4
Total Returns, After Fees and Expenses.......    5
Fees and Expenses of the Fund................    6


A DETAILED LOOK AT THE SHORT-INTERMEDIATE INCOME FUND



Objective....................................    7
Strategy.....................................    7
Principal Investments........................    7
Investment Process...........................    7
Risks........................................    7
Management of the Fund.......................    8
Calculating the Fund's Share Price...........    9
Dividends and Distributions..................    9
Tax Considerations...........................    9
Buying and Selling Institutional Class
  Shares.....................................   10
Financial Highlights.........................   14


--------------------------------------------------------------------------------

Overview of the Short-Intermediate Income Fund--Institutional Class

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

- An issuer's creditworthiness could decline, which in turn may cause the value of a security in the Fund's portfolio to decline.

- The issuer of a security owned by the Fund could default on its obligation to pay principal and/or interest.

- Interest rates could increase, causing the prices of fixed income securities to decline, thereby reducing the value of the Fund's portfolio.

WHO SHOULD CONSIDER INVESTING
IN THE FUND


You should consider investing in the Fund if you are seeking a high level of current income but are willing to sacrifice some of that income to reduce your risk of capital loss. There is, of course, no guarantee that the Fund will realize its goal. Moreover, you should be willing to accept the risks of investing in the fixed income market, including credit risk and interest rate risk.


You should not consider investing in the Fund if you are pursuing a short-term financial goal, if you are seeking capital appreciation or if you cannot tolerate fluctuations in the value of your investments.


This Prospectus describes Short-Intermediate Income Fund Institutional Class. The Fund offers shares through securities dealers and through financial institutions that act as shareholder service agents. You may also buy shares from the Fund directly through the Deutsche Asset Management Service Center (the 'Service Center.') The Institutional Class may be purchased only by eligible institutions, by certain qualified retirement plans or by investment advisory affiliates of Deutsche Bank Securities Inc. or the Deutsche Asset Management family of funds on behalf of their clients. The Fund also offers another class with different fees, expenses and investment minimums.


The Fund by itself does not constitute a balanced investment program. It can, however, provide a complementary investment for investors seeking exposure to fixed income investments. Diversifying your investments may improve your long-run investment return and lower the volatility of your overall investment portfolio.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------

             Overview of the Short-Intermediate Income Fund--Institutional Class

TOTAL RETURNS, AFTER FEES AND EXPENSES


The bar chart and table on this page can help you evaluate the potential risks and rewards of investing in the Fund by showing changes in the Fund's performance from year to year. The bar chart shows Institutional Class' actual total return for each full calendar year since the Fund began selling the Institutional Class. The table compares the Institutional Class' average annual total return with the LEHMAN BROTHERS INTERMEDIATE AGGREGATE BOND INDEX, LEHMAN BROTHERS INTERMEDIATE US GOVERNMENT/CREDIT INDEX and MERRILL LYNCH 1-3 YEAR TREASURY INDEX over the last calendar year, the last five calendar years, and since inception. Each index is a group of securities whose overall performance is used as a standard to measure investment performance. They do not factor in the costs of buying, selling and holding securities--costs that are reflected in the Fund's results.


The table also shows the after-tax returns of the Institutional Class. The after-tax returns for other classes will vary. After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's past performance, before or after taxes, is not an indication of how the Fund will perform in the future.
----------------------------------------------------------------
The RETURN AFTER TAXES on Distributions assumes that an investor holds Fund shares at the end of the period. The number only reflects the Fund's taxable distributions, not a shareholder's gain or loss from selling Fund shares.

The RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES assumes that an investor sold his or her Fund shares at the end of the period. The number reflects both the Fund's taxable distributions and a shareholder's gain or loss from selling Fund shares.


The LEHMAN BROTHERS INTERMEDIATE AGGREGATE BOND INDEX is an unmanaged index representing domestic taxable investment grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities and durations in the intermediate range. This index represents a sector of the Lehman Brothers Aggregate Bond Index. It is a model, not an actual portfolio. On September 25, 2001, the Fund's Board of Directors approved the Lehman Brothers Intermediate Aggregate Bond Index as the Fund's primary benchmark. This change is intended to provide shareholders with better information to assess the performance of the Fund by utilizing a broader index that more closely corresponds to the Fund's investment strategy.



The LEHMAN BROTHERS INTERMEDIATE US GOVERNMENT/CREDIT INDEX is an unmanaged index providing a general measure of the performance in the intermediate-term government and corporate bond sectors. It is a model, not an actual portfolio.



The MERRILL LYNCH 1-3 YEAR TREASURY INDEX is an unmanaged index that provides a general measure of the performance in the short-term Treasury sector. It is a model, not an actual portfolio.


YEAR-BY-YEAR RETURNS
(each full calendar year since inception)
[GRAPH]

1996                                                                             4.20
1997                                                                             7.40
1998                                                                             7.07
1999                                                                             1.02
2000                                                                             9.91
2001                                                                             8.36

           1996  1997  1998  1999  2000  2001


 For the period from January 1, 2002 through March 31, 2002, the year-to-date return for the Institutional Class was -0.25%. For the period shown in the bar chart, the highest quarterly return in any calendar quarter was 4.17% (quarter ended 9/30/01) and the lowest quarterly return in any calendar quarter was -0.42% (quarter ended 6/30/99).



PERFORMANCE FOR THE PERIODS ENDED DECEMBER 31, 2001



                                       AVERAGE ANNUAL TOTAL RETURNS
                                                    SINCE INCEPTION
                                 1 YEAR   5 YEARS   (NOV. 11, 1995)
 INSTITUTIONAL CLASS(1)
 Return Before Taxes             8.36%     6.71%              6.46%
-------------------------------------------------------------------
 INSTITUTIONAL CLASS(1)
 Return After Taxes on
   Distributions                 5.92%     4.22%              4.01%
-------------------------------------------------------------------
 INSTITUTIONAL CLASS(1)
 Return After Taxes on
   Distributions and Sale of
   Fund Shares                   5.05%     4.12%              3.93%
-------------------------------------------------------------------
 Lehman Brothers Intermediate
   Aggregate Bond Index
   (reflects no deduction for
   fees, expenses, or taxes)     8.68%     7.27%           7.02%(2)
-------------------------------------------------------------------
 Lehman Brothers Intermediate
   US Government/Credit Index
   (reflects no deduction for
   fees, expenses, or taxes)     8.96%     7.10%           6.80%(2)
-------------------------------------------------------------------
 Merrill Lynch 1-3 Year
   Treasury Index (reflects no
   deduction for fees,
   expenses, or taxes)           8.30%     6.59%           6.42%(2)
-------------------------------------------------------------------


 (1) These figures assume the reinvestment of dividends and capital gain distributions.

 (2) For the period from 10/31/95 through 12/31/01.

--------------------------------------------------------------------------------

Overview of the Short-Intermediate Income Fund--Institutional Class


FEES AND EXPENSES OF THE FUND


The Annual Fees and Expenses table to the right describes the fees and expenses that you may pay if you buy and hold Institutional Class shares.

EXPENSE EXAMPLE. The example below illustrates the expenses incurred on a $10,000 investment in the Institutional Class of the Fund. The example assumes that the Institutional Class earned an annual return of 5% over the periods shown, the Institutional Class' operating expenses remained the same, you reinvested all dividends and distributions, and you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense history with other funds. The example does not represent an estimate of future returns or expenses. Actual costs and investment returns may be higher or lower.
----------------------------------------------------------------


(1)Investment Company Capital Corp., in its capacity as Advisor, has contractually agreed to waive its fees and/or reimburse expenses to the extent necessary to maintain the Fund's expense ratio at the level indicated as 'Net Annual Fund Operating Expenses.' This agreement will continue at least until April 30, 2003 and may be extended.



(2)For the first 12 months, the Expense Example takes into account fee waivers and/or expense reimbursements.


  ANNUAL FEES AND EXPENSES
  (fees paid directly from your investment)


                                               PERCENTAGE OF
                                                     AVERAGE
                                            DAILY NET ASSETS
 Management Fees                                       0.35%
------------------------------------------------------------
 Distribution and/or Service (12b-1) Fees               None
------------------------------------------------------------
 Other Expenses                                        0.30%
------------------------------------------------------------
 Total Annual Fund Operating Expenses (before
   fee waivers and/or expense reimbursements)          0.65%
------------------------------------------------------------
 Less: Fee Waivers and/or Expense
   Reimbursements(1)                                   0.20%
------------------------------------------------------------
 NET ANNUAL FUND OPERATING EXPENSES                    0.45%
------------------------------------------------------------



  EXPENSE EXAMPLE(2)


1 Year   3 Years   5 Years   10 Years
$   46   $   188   $   342   $    791

--------------------------------------------------------------------------------

A DETAILED LOOK
--------------------------------------------------------------------------------

AT THE SHORT-INTERMEDIATE INCOME FUND--INSTITUTIONAL CLASS


OBJECTIVE

The Fund seeks a high level of current income consistent with preservation of principal within an intermediate-term maturity structure. The Advisors are responsible for managing the Fund's investments (see the section entitled 'Management of the Fund').

STRATEGY

The Fund seeks to achieve its objective by investing primarily in US Government securities, corporate debt, mortgage-backed securities and asset-backed securities.

PORTFOLIO MATURITY. Under normal circumstances, the Fund's portfolio will have an average MATURITY of three to five years and a maximum DURATION of four years. Subject to its portfolio maturity policy, the Fund may purchase individual securities with any stated maturity. The dollar weighted average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to prepayment patterns, call dates and put features.

PRINCIPAL INVESTMENTS

Under normal circumstances, the Fund will invest at least 80% of its assets, at the time the security is purchased, in US Government securities, corporate debt, mortgage-backed securities and asset-backed securities. The Fund invests primarily in fixed income securities rated in the top category for mortgage-backed and asset-backed securities and within the top three categories for corporate debt. The Advisors may choose not to sell securities that are downgraded after their purchase below the Fund's minimum acceptable credit rating.

INVESTMENT PROCESS

The Advisors first focus on a security's credit quality in selecting investments. They will only purchase securities that have been granted certain minimum credit ratings by an independent rating agency. The Advisors then focus on maturity and duration. Some of the securities selected by the Advisors will be mortgage-backed and asset-backed securities. A mortgage-backed security represents an interest in a pool of underlying mortgage loans. An asset-backed security represents an interest in an underlying pool of assets, such as automobile loans or credit card receivables.

TEMPORARY DEFENSIVE POSITION. The Advisors may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or stock market events. The Advisors may invest up to 100% of the Fund's assets in short-term money market instruments if the situation warrants. To the extent the Advisors might adopt such a position and over the course of its duration, the Fund may not meet its investment objective. The Advisors would follow such a strategy only if they reasonably believe the risk of loss in pursuing the Fund's primary investment strategies outweighed the opportunity for gain.

RISKS

Set forth below are some of the prominent risks associated with investing in general and investing in fixed income securities in particular. Although the Advisors attempt to assess the likelihood that these risks may actually occur and to limit them, the Advisors cannot guarantee that they will succeed.

PRIMARY RISKS


INTEREST RATE RISK. Interest rate risk is the risk that fixed income securities will decline in value because of increases in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. Prices of fixed income securities with longer effective maturities are generally more sensitive to interest rate changes than those with shorter effective maturities.


CREDIT RISK. An investor purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline.


DEFAULT RISK. The issuers may not be able to make timely payments on the interest and principal on the bonds they have issued.


PREPAYMENT RISK. As interest rates decline, the issuers of securities held by the Fund may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. Thus, prepayment may reduce the Fund's income. There is a greater risk that the Fund will lose money due to

--------------------------------------------------------------------------------

----------------------------------------------------------------


MATURITY measures the time remaining until an issuer must repay a bond's principal in full. DURATION measures the Fund's exposure to the risk of changing interest rates.

A Detailed Look at the Short-Intermediate Income Fund--Institutional Class


prepayment risk because the Fund invests in mortgage-related securities.


EXTENSION RISK. As interest rates increase, slower than expected principal prepayments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increase the security's duration and reduce the value of the security. There is a greater risk that the Fund will lose money due to extension risk because the Fund invests in mortgage-related securities.



MARKET RISK. Deteriorating market conditions might cause an overall weakness in the market that reduces the absolute level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the Fund by historically reducing the relative attractiveness of bonds as an investment. Investment grade debt securities similar to those held by the Fund have experienced a moderate level of short-term price fluctuation.


SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the Fund's portfolio will decline in value.

SECONDARY RISK

PRICING RISK. When price quotations for securities are not readily available or may be unreliable, the Fund determines their value by the method that it believes most accurately reflects their current worth under procedures established by and under the general supervision of the Board of Directors. This procedure involves the risk that the values determined are higher or lower than the prices the securities might actually command if the Fund sold them. If the Fund has valued the securities too highly, you may end up paying too much for Fund shares when you buy into the Fund. If the Fund underestimates their prices, you may not receive the full market value for your Fund shares when you sell.

MANAGEMENT OF THE FUND


DEUTSCHE ASSET MANAGEMENT is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.


BOARD OF DIRECTORS. A Board of Directors supervises all of the Fund's activities on behalf of the Fund's shareholders.


INVESTMENT ADVISOR AND SUB-ADVISOR. Investment Company Capital Corp. ('ICCC' or the 'Advisor') is the Fund's investment advisor and Brown Advisory Incorporated ('Brown Advisory' or the 'Sub-Advisor') is the Fund's sub-advisor. ICCC is also the investment advisor to other mutual funds in the Deutsche Asset Management family of funds. As of March 31, 2002, funds managed by ICCC totaled approximately $9.6 billion in net assets.



Brown Advisory, a Maryland corporation, is a wholly owned subsidiary of Brown Investment Advisory & Trust Company. Brown Advisory and its affiliates together had approximately $4.3 billion under management as of March 31, 2002.


ICCC is responsible for supervising and managing all of the Fund's operations, including overseeing the activities of Brown Advisory. Brown Advisory is responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of commission rates.


As compensation for its services for the fiscal year ended December 31, 2001, ICCC received from the Fund a fee equal to 0.15% (net of fee waivers) of the Fund's average daily net assets. ICCC compensates Brown Advisory out of its advisory fee. Prior to May 1, 2001, Brown Investment Advisory & Trust Company was the Fund's sub-advisor. ICCC has contractually agreed to waive its fees and reimburse expenses to the extent necessary so that the Fund's total annual operating expenses do not exceed 0.45% of the average daily net assets of the Institutional Class. This agreement will continue until at least April 30, 2003 and may be extended.


ICCC is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking, and insurance.

ICCC's address is One South Street, Baltimore, Maryland 21202. Brown Advisory's address is Furness House, 19 South Street, Baltimore, Maryland 21202.

PORTFOLIO MANAGERS

The following portfolio manager is responsible for the day-to-day management of the Fund:

MR. PAUL D. CORBIN, Partner at Brown Investment Advisory & Trust Company and Brown Advisory and Co-Manager of the Fund


- Shared management of the Fund since 1991, while employed as a portfolio manager with BT Alex. Brown Incorporated (predecessor to Deutsche Bank Securities Inc.) and its predecessors.


- Joined Brown Investment Advisory & Trust Company in 1998.
--------------------------------------------------------------------------------

      A Detailed Look at the Short-Intermediate Income Fund--Institutional Class


- From 1984-1991, Senior Vice President in charge of Fixed Income Portfolio Management at First National Bank of Maryland.

- 24 years of investment experience.


- BA in Economics from the University of Virginia and an MBA in Finance and Investments from The George Washington University.


MS. ELLEN D. HARVEY, Partner at Brown Investment Advisory & Trust Company and Brown Advisory and Co-Manager of the Fund


- Shared management of the Fund since December 2000 and responsible for the fixed income effort.


- From January 1996-2000, Fixed Income Portfolio Manager and principal at Morgan Stanley Dean Witter Investment Management.

- Partner (1989-1996) and Fixed Income Portfolio Manager (1984-1996) for Miller Anderson & Sherrerd.

- 16 years of investment experience.


- BA in Economics from Princeton University and an MA in Economics from The George Washington University.


CALCULATING THE FUND'S SHARE PRICE

The Fund calculates the price of its shares (also known as the 'net asset value' or 'NAV') in accordance with the standard formula for valuing mutual fund shares described below. The Fund calculates its net asset value as of the close of regular trading on the New York Stock Exchange each day the New York Stock EXCHANGE IS OPEN for business. You can find the Fund's share price in the mutual fund listings of most major newspapers and on the Deutsche Asset Management website: www.deam-us.com.


The Fund calculates a net asset value per share for each of its classes. The formula for calculating the Fund's net asset values by class calls for deducting all of the liabilities of each class from the total value of its assets (the market value of the securities plus cash reserves) and dividing the result by the number of outstanding shares of that class. The Fund values its securities at their stated market value if price quotations are readily available and reliable. When price quotations for a particular security are not readily available or may be unreliable, the Fund determines its value by the method it believes most accurately reflects its fair value under procedures adopted in good faith by and under the general supervision of the Board of Directors.


DIVIDENDS AND DISTRIBUTIONS


If the Fund earns net investment income, its policy is to distribute to shareholders substantially all of that income monthly. The Fund reserves the right to include in the distribution any short-term capital gains on securities that it sells. If the Fund recognizes net capital gains, its policy is to distribute to shareholders substantially all previously undistributed capital gains at least annually.



The Fund may also pay dividends and capital gain distributions at other times if necessary for the Fund to avoid federal income or excise tax. If you invest in the Fund close to the time that the Fund makes a capital gain distribution, generally you will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash. The Fund automatically reinvests all dividends and distributions in shares of the Fund, unless you elect to have your dividends and distributions reinvested in shares of another Deutsche Asset Management fund or elect to receive them in cash. To make either election, complete the appropriate section of the application or notify the Service Center, your securities dealer or service agent at least five days before the date on which the next dividend or distribution will be paid. Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid in cash whether or not that is the payment option you have selected.


TAX CONSIDERATIONS


The following summary is based on current tax laws that may change. The tax considerations for tax-deferred accounts, non-taxable entities and non-US investors may be different. Because tax circumstances for each investor are unique and tax laws are subject to change, you should consult with your tax advisor before investing.



If you are a taxable shareholder, you and other taxable shareholders may pay federal, state and local taxes on the income dividends or capital gains distributed by the Fund. Your taxes will vary from year to year, based on the amount of dividends and capital gain distributions paid out by the Fund. Every year the Fund will send you information on the tax status of dividends and distributions paid the previous year. You may owe taxes whether you receive cash or choose to have dividends and distributions reinvested.


----------------------------------------------------------------
Typically, the New York Stock EXCHANGE IS OPEN every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. On days when the New York Stock Exchange closes early the Fund will calculate its net asset value at the time of closing.
--------------------------------------------------------------------------------

A Detailed Look at the Short-Intermediate Income Fund--Institutional Class

Dividends and distributions usually have the following tax status:


TRANSACTION                               TAX STATUS
 Income dividends                         Ordinary income
-----------------------------------------------------------
 Short-term capital gain distributions*   Ordinary income
-----------------------------------------------------------
 Long-term capital gain distributions*    Long-term capital
                                            gains
-----------------------------------------------------------


 *Whether a capital gain distribution is considered short-term or long-term does not depend on how long you own your shares.

In addition, the sale of Fund shares (which includes a redemption or an exchange for shares of another Deutsche Asset Management fund) is generally a taxable transaction for you:


TRANSACTION                    TAX STATUS
 Your sale of shares owned     Generally, long-term capital
   for more than one year        gains or losses
------------------------------------------------------------
 Your sale of shares owned     Generally, short-term capital
   for one year or less          gains or losses; losses
                                 subject to special rules
------------------------------------------------------------


By law, the Fund must withhold a portion of your taxable distributions, dividends and sales proceeds equal to the current backup withholding tax rate, if you do not provide your correct social security or taxpayer identification number along with the certifications required by the IRS, or if the IRS instructs the Fund to do so.

BUYING AND SELLING INSTITUTIONAL
CLASS SHARES

ELIGIBILITY REQUIREMENTS

You may buy Institutional Class shares if you are any of the following:


- An eligible institution (eg, a financial institution, corporation, trust, estate or educational, religious or charitable institution).


- An employee benefit plan with assets of at least $50 million.

- A registered investment advisor or financial planner purchasing shares on behalf of clients and charging an asset-based or hourly fee.

- A client of the private banking division of Deutsche Bank AG.


- A Director or Trustee of any mutual fund advised or administered by Deutsche Asset Management Inc. or its affiliates, or employees of Deutsche Bank AG and its affiliates, their spouses and minor children.



You may buy Institutional Class shares through any financial institution that is authorized to act as a securities dealer or service agent. You may also buy Institutional Class shares by sending your check (along with a completed application) directly to the Service Center.


INVESTMENT MINIMUMS


Your initial investment must be at least $250,000. There are no minimum subsequent investment requirements.


The minimum initial investment is waived for:

- Investment advisory affiliates of Deutsche Bank Securities Inc. or the Deutsche Asset Management family of funds purchasing shares for the accounts of their investment advisory clients.

- Employee benefit plans with assets of at least $50 million.

- Clients of the private banking division of Deutsche Bank AG.


- A Director or Trustee of any mutual fund advised or administered by Deutsche Asset Management Inc. or its affiliates, or employees of Deutsche Bank AG and its affiliates, their spouses and minor children.



If the value of your account falls below $50,000, for any reason other than a change in market value, the Fund reserves the right to redeem your shares, after giving you 60 days' notice. The Fund and its service providers also reserve the right to waive or modify the above eligibility requirements and investment minimums from time to time at their sole discretion.


HOW TO BUY AND SELL SHARES THROUGH YOUR SERVICE AGENT

BUYING. You may buy Institutional Class shares through your securities dealer or service agent. Contact them for details on how to enter and pay for your order. The Advisor may provide compensation to securities dealers and service agents for distribution, administrative and promotional services.

SELLING. You may redeem Institutional Class shares through your securities dealer or service agent. Contact them for details on how to enter your order and for information as to how you will be paid. You will be paid for redeemed shares by wire transfer of funds to your securities dealer, service agent or bank upon receipt of a duly authorized redemption request as promptly as feasible and, under most circumstances, within three business days.
--------------------------------------------------------------------------------

      A Detailed Look at the Short-Intermediate Income Fund--Institutional Class

HOW TO BUY AND SELL SHARES THROUGH THE DEUTSCHE ASSET MANAGEMENT SERVICE CENTER

BY MAIL

BUYING. Send your check in US dollars, payable to 'Short-Intermediate Income Fund, Inc.--Institutional Class--Fund Number 443' to the Service Center. The addresses are shown under 'How to Contact the Deutsche Asset Management Service Center.' Be sure to include the fund number and your account number (see your account statement) on your check. If you are investing in more than one fund, make your check payable to 'Deutsche Asset Management Funds,' include your account number, the names and numbers of the funds you have selected, and the dollar amount or percentage you would like invested in each fund.

SELLING. Send a signed letter to the Service Center with your name, your fund number and account number, the fund's name, and either the number of shares you wish to sell or the dollar amount you wish to receive. Your signature must be signature guaranteed if the amount is more than $100,000 or if the redemption proceeds will be sent to an address other than the one on record. You must leave at least $50,000 worth of shares in your account to keep it open. Unless exchanging into another Deutsche Asset Management mutual fund, you must submit a written authorization to sell shares in a retirement account.

BY WIRE

BUYING. You may only buy shares by wire if your account is authorized to do so. Please note that you, your securities dealer or service agent must call the Service Center at 1-800-730-1313 to notify us in advance of a wire transfer purchase. Inform the Service Center representative of the amount of your purchase and receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received by 4:00 p.m. (Eastern time) the next business day.

Bank Name:             Bankers Trust

Routing No:            021001033

Attn:                  Deutsche Asset Management Mutual
                       Funds

DDA No:                00-226-296

FBO:                   (Account name)
                       (Account number)

Credit:                Short-Intermediate Income Fund,
                       Inc.--Institutional Class--Fund Number 443

Refer to your account statement for the account name and number. Wire transfers normally take two or more hours to complete and the sending bank may charge a fee. Wire transfers may be restricted on holidays and at certain other times. If your wire is not received by 4:00 p.m. (Eastern time) on the next business day after the Fund receives your request to purchase shares, your transaction will be canceled at your expense and risk.


SELLING. You may sell shares by wire only if your account is authorized to do so. To sell shares by wire, contact your securities dealer, service agent or the Service Center at 1-800-730-1313. Inform the Service Center representative of the amount of your redemption and receive a trade confirmation number. The minimum redemption by wire is $1,000. For your protection, you may not change the destination bank account over the phone. The Service Center must receive your order by 4:00 p.m. (Eastern time) to wire your account the next business day.


TELEPHONE TRANSACTIONS

If your shares are in an account with the Service Center, you may (1) receive redemption proceeds by check in any amount up to $100,000, or by wire in any amount, or (2) exchange shares for Institutional Class shares of another Deutsche Asset Management fund by calling the Service Center on any business day between the hours of 8:30 a.m. and 7:00 p.m. (Eastern time). You are automatically entitled to telephone transaction privileges but you may specifically request that no telephone redemptions or exchanges be accepted for your account. You may make this election when you complete the application or at any time thereafter by completing and returning documentation supplied by the Service Center.

The Service Center will employ reasonable procedures to confirm that telephoned instructions are genuine. These procedures include requiring you to provide certain personal identification information when you open your account and before you execute each telephone transaction. You may be required to provide additional written instructions. If these procedures are employed, neither the Fund nor the Service Center will bear any liability for following telephone instructions that the Service Center reasonably believes to be genuine. Your telephone transaction request will be recorded.

HOW TO CONTACT THE DEUTSCHE ASSET MANAGEMENT SERVICE CENTER

By Phone:              1-800-730-1313
--------------------------------------------------------------------------------

A Detailed Look at the Short-Intermediate Income Fund--Institutional Class

By Mail:               Deutsche Asset Management
                       Service Center
                       P.O. Box 219210
                       Kansas City, MO 64121-9210

By Overnight Mail:     Deutsche Asset Management
                       Service Center
                       210 West 10th Street, 8th floor
                       Kansas City, MO 64105-1716

Representatives are available to assist you personally Monday through Friday, 8:30 a.m. to 7:00 p.m. (Eastern time) each day the New York Stock Exchange is open for business. You can reach the Service Center's automated assistance line 24 hours a day, 7 days a week.

HOW TO OPEN YOUR FUND ACCOUNT WITH THE DEUTSCHE ASSET MANAGEMENT SERVICE CENTER

By Mail:               Complete and sign an account
                       application. You may obtain an application by calling the Service Center. Mail the completed application along with a check payable to 'Short-Intermediate Income Fund, Inc.--Institutional Class--Fund Number 443' to the Service Center. The addresses are shown under 'How to Contact the Deutsche Asset Management Service Center.'

By Wire: Call the Service Center to set up a wire account.

Please note that your account cannot become activated until the Service Center receives a completed application.


EXCHANGE PRIVILEGE. You may exchange all or part of your Institutional Class shares for Institutional Class shares of another Deutsche Asset Management mutual fund up to four times per calendar year. The Fund may modify or terminate this exchange privilege upon 60 days' notice. When you exchange shares, you are selling shares in one fund to purchase shares in another. Before buying shares through an exchange, you should be sure to obtain a copy of that fund's prospectus and read it carefully. You may request a prospectus through your securities dealer or service agent or through the Service Center. Contact them for details on how to enter your order. If your shares are in an account with the Service Center, you may also request an exchange directly through the Service Center by mail or by telephone. You may order exchanges over the phone only if your account is authorized to do so. You will receive a written confirmation of each transaction from the Service Center, your securities dealer or service agent. (For more information on buying and selling shares, please refer to the section entitled 'Important Information about Buying and Selling Institutional Class Shares.')


Please note the following conditions:

- The accounts between which the exchange is taking place must have the same name, address and taxpayer ID number.

- You may make the exchange by phone for amounts up to $100,000, only if your account has the exchange by phone feature, otherwise make the exchange by letter.

- If your shares are in a taxable account, you may have to pay taxes on the exchange.

- Your exchange must meet the minimum investment amount for the class of shares of the fund being purchased.

IMPORTANT INFORMATION ABOUT BUYING AND SELLING INSTITUTIONAL CLASS SHARES


- You may buy and sell shares of the Fund through authorized securities dealers or service agents, as well as directly from the Service Center. The price at which you buy and sell shares is based on the next calculation of the NAV after the order is received by the Service Center, your securities dealer or service agent, provided that your securities dealer or service agent forwards your order to the Service Center in a timely manner. Contact your securities dealer or service agent if you have a dispute as to when your order was actually received by the Service Center.


- The Fund accepts payment for shares only in US dollars by check, by bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that the Fund cannot accept cash, starter checks, third-party checks or checks issued by credit card companies or internet-based companies.

- The payment of redemption proceeds and the processing of exchanges for shares of the Fund recently purchased by check may be delayed for up to 15 calendar days while the Fund waits for your check to clear.

- Unless otherwise instructed, the Service Center normally mails a check for the proceeds from the sale of your shares to your account address the next business day but may take up to seven days after the Service Center receives your order in proper form.

--------------------------------------------------------------------------------

      A Detailed Look at the Short-Intermediate Income Fund--Institutional Class

- Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid to you in cash whether or not that is the payment option you have selected.

- The Fund remits proceeds from the sale of shares in US dollars. Under certain circumstances, the Fund reserves the right to redeem shares 'in-kind', which means that the Fund may give you a portion of your redemption in portfolio securities.

- The Fund does not issue share certificates for the Institutional Class.

- You may have difficulty contacting the Service Center by telephone during times of market volatility or disruption in telephone service. If you are unable to reach the Service Center by telephone, you should make your request by mail.

- The Fund will not accept purchase and sale orders or exchange requests on any day the New York Stock Exchange is closed. On New York Stock Exchange holidays or on days when the Exchange closes early, the Service Center will adjust its hours accordingly.

- The Fund reserves the right to reject purchases of Fund shares (including purchases that are part of an exchange) for any reason. The Fund reserves the right to suspend or postpone redemptions during periods when: 1) the New York Stock Exchange is closed; 2) trading on the New York Stock Exchange is restricted; or 3) an emergency exists that prohibits the Fund from disposing of its portfolio securities or pricing its shares.

- Your purchase order may not be accepted if the Fund determines that your purchase would be detrimental to the interests of its shareholders. The Fund specifically reserves the right to refuse your order if it is part of multiple purchase or exchange requests that the Fund, in its sole discretion, deems to involve excessive trading or to be part of a market timing strategy. In making its determination, the Fund may consider orders you have placed individually, orders placed in combination with a group of shareholders or commonly controlled accounts and orders placed by your securities dealer or service agent. For these purposes, the Fund may consider, among other factors, your trading history in this or any affiliated fund, the funds involved, the amount of your investment, your background and the background of any other investors, securities dealers or service agents involved.

- If you use a written request to exchange or sell your shares and your account is registered in the name of a corporation or other fiduciary you must include the name of an authorized person and a certified copy of a current corporate resolution, certificate of incumbency or similar legal document showing that the named individual is authorized to act on behalf of the record owner.


- Account Statements and Fund Reports: The Service Center, your securities dealer or service agent will furnish you with a written confirmation of every transaction that affects your account balance. You will also receive periodic statements reflecting the balances in your account. The Service Center will send you semi-annual and annual reports on the Fund's overall performance, its holdings and its investing strategies.


--------------------------------------------------------------------------------

A Detailed Look at the Short-Intermediate Income Fund--Institutional Class

The table below provides a picture of the Institutional Class' financial performance for the past five fiscal years. Certain information presented reflects results for a single Fund share. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Institutional Class, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Service Center at 1-800-730-1313.

FINANCIAL HIGHLIGHTS
(for a share outstanding throughout each period)


                                                                      FOR THE YEARS ENDED DECEMBER 31,
                                                               2001       2000      1999      1998      1997
 PER SHARE OPERATING PERFORMANCE:
 NET ASSET VALUE, BEGINNING OF YEAR                           $ 10.42    $ 10.08   $ 10.60   $ 10.50   $ 10.38
--------------------------------------------------------------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS
 Net investment income                                           0.60       0.64      0.61      0.61      0.61
--------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss) on investments          0.25       0.32     (0.51)     0.11      0.13
--------------------------------------------------------------------------------------------------------------
 TOTAL FROM INVESTMENT OPERATIONS                                0.85       0.96      0.10      0.72      0.74
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
 DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income                                          (0.62)     (0.62)    (0.60)    (0.61)    (0.62)
--------------------------------------------------------------------------------------------------------------
 In excess of net investment income                                --         --        --     (0.01)       --
--------------------------------------------------------------------------------------------------------------
 Return of capital                                                 --         --     (0.02)       --        --
--------------------------------------------------------------------------------------------------------------
 TOTAL DISTRIBUTIONS                                            (0.62)     (0.62)    (0.62)    (0.62)    (0.62)
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, END OF YEAR                                 $ 10.65    $ 10.42   $ 10.08   $ 10.60   $ 10.50
--------------------------------------------------------------------------------------------------------------
 TOTAL INVESTMENT RETURN                                         8.36%      9.91%     1.02%     7.07%     7.40%
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA AND RATIOS:
 Net assets, end of year (000s omitted)                       $50,160    $45,758   $40,617   $45,112   $32,056
--------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:
 Net investment income                                           5.60%      6.34%     5.88%     5.81%     6.17%
--------------------------------------------------------------------------------------------------------------
 Expenses after waivers and/or reimbursements                    0.45%      0.45%(1)    0.45%    0.45%    0.45%
--------------------------------------------------------------------------------------------------------------
 Expenses before waivers and/or reimbursements                   0.65%      0.73%(1)    0.68%    0.67%    0.72%
--------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                           47%        38%       47%       40%       65%
--------------------------------------------------------------------------------------------------------------


 (1)This ratio excludes custody credits.

--------------------------------------------------------------------------------

                       This page intentionally left blank

Additional information about the Fund's investments and performance is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You can find more detailed information about the Fund in the current Statement of Additional Information, dated May 1, 2002, which has been filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference into this Prospectus. To receive your free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have questions about investing in the Fund, write to:

                    Deutsche Asset Management Service Center
                    PO Box 219210
                    Kansas City, MO 64121-9210
or call toll-free:  1-800-730-1313

You can find reports and other information about the Fund on the EDGAR Database on the SEC's website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, DC 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. For information on the Public Reference Room, call the SEC at 202-942-8090.


Short-Intermediate Income Fund, Inc.

Institutional Class

Distributed by:
ICC Distributors, Inc.
Two Portland Square
Portland, ME 04101
                                                          CUSIP #82524T200
                                                          SHORTIPRO (05/02)
                                                          811-6084

                       STATEMENT OF ADDITIONAL INFORMATION


                             -----------------------



                      SHORT-INTERMEDIATE INCOME FUND, INC.
         (Formerly Flag Investors Short-Intermediate Income Fund, Inc.)

                                One South Street
                            Baltimore, Maryland 21202


                             -----------------------




   THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH A PROSPECTUS. THE AUDITED FINANCIAL STATEMENTS FOR THE FUND ARE INCLUDED IN THE FUND'S ANNUAL REPORT, AND ADDITIONAL FINANCIAL
     INFORMATION IS INCLUDED IN THE FUND'S SEMI-ANNUAL REPORT WHICH HAS BEEN FILED ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS
   INCORPORATED BY REFERENCE INTO THIS STATEMENT OF ADDITIONAL INFORMATION. A
      COPY OF EACH PROSPECTUS AND THE ANNUAL REPORT MAY BE OBTAINED WITHOUT
      CHARGE FROM YOUR SECURITIES DEALER OR SHAREHOLDER SERVICE AGENT OR BY
                 WRITING OR CALLING THE FUND, ONE SOUTH STREET,
                           BALTIMORE, MARYLAND 21202,
                                 (800) 730-1313.






              Statement of Additional Information Dated May 1, 2002



                 Relating to the Prospectuses Dated May 1, 2002

                                TABLE OF CONTENTS


GENERAL INFORMATION AND HISTORY......................................................................    2
INVESTMENT OBJECTIVE AND POLICIES....................................................................    2
         Risk Considerations.........................................................................    3
         US Government Securities....................................................................    4
         Mortgage-Backed Securities..................................................................    4
         Collateralized Mortgage Obligations.........................................................    5
         Asset-Backed Securities.....................................................................    5
         Other Investment Practices..................................................................    5
         Investment Restrictions.....................................................................    7
VALUATION OF SHARES, SUBSCRIPTIONS AND REDEMPTIONS...................................................    8
         Valuation of Shares.........................................................................    8
         Subscriptions...............................................................................    8
         Redemptions.................................................................................    8
FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS.................................................    9
         Qualification as a Regulated Investment Company.............................................    9
         Fund Distributions..........................................................................   10
         Sale or Exchange of Fund Shares.............................................................   11
         Federal Excise Tax; Miscellaneous Considerations; Effect of Future Legislation..............   11
         State and Local Tax Considerations..........................................................   11
MANAGEMENT OF THE FUND...............................................................................   12
         Directors and Officers......................................................................   12
         Director Ownership in the Fund..............................................................   16
         Ownership in Securities of the Advisors and Related Companies...............................   16
         Information Concerning Committees and Meetings of Directors.................................   17
         Codes of Ethics.............................................................................   19
INVESTMENT ADVISORY AND OTHER SERVICES...............................................................   20
         Advisory Contract Approval..................................................................   21
DISTRIBUTION OF FUND SHARES..........................................................................   22
         General Information.........................................................................   24
BROKERAGE............................................................................................   24
CAPITAL STOCK........................................................................................   26
CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES....................................................   26
INDEPENDENT ACCOUNTANT...............................................................................   27
LEGAL MATTERS........................................................................................   27
PERFORMANCE INFORMATION..............................................................................   27
         Average Annual Total Returns (Before Taxes).................................................   27
         Average Annual Total Returns (After Taxes on Distributions).................................   28
         Average Annual Total Returns (After Taxes on Distributions and Redemption)..................   28
         Aggregate Total Returns (Before Taxes)......................................................   29
         Other Non-Standardized Total Return Calculations............................................   30
         Yield Calculations..........................................................................   31
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES..................................................   32
FINANCIAL STATEMENTS.................................................................................   32
APPENDIX.............................................................................................  A-1

GENERAL INFORMATION AND HISTORY


Short-Intermediate Income Fund, Inc., formerly, Flag Investors Short-Intermediate Income Fund, Inc. (the `Fund') is an open-end diversified management investment company. Under the rules and regulations of the Securities and Exchange Commission (the `SEC'), all mutual funds are required to furnish prospective investors with certain information concerning the activities of the company being considered for investment. The Fund currently offers two classes of shares: Short-Intermediate Income Fund Class A Shares (formerly, Flag Investors Class A Shares) (the `Class A Shares') and Short-Intermediate Income Fund Institutional Class (formerly, Flag Investors Institutional Shares) (the `Institutional Class') (collectively, the `Shares'). From February 14, 1997 through April 9, 2001, the Fund was known as the Flag Investors Short-Intermediate Income Fund, Inc. Prior to February 14, 1997, the Fund was known as Flag Investors Intermediate-Term Income Fund, Inc. As used herein, the `Fund' refers to Short-Intermediate Income Fund, Inc. and specific references to any class of the Fund's Shares will be made using the name of such class. Effective May 7, 2001, Deutsche Asset Management changed the name of its `Flag Investors' family of mutual funds to `Deutsche Asset Management'. This change did not affect the objectives, management, or operations of the Fund but resulted in modifications to the presentation of the Fund's prospectuses, periodic reports and other publications on behalf of the Fund.



Important information concerning the Fund is included in the Fund's Prospectuses, which may be obtained without charge from the Fund's distributor (the `Distributor') or from Participating Dealers that offer Shares to prospective investors. Prospectuses may also be obtained from Shareholder Service Agents. Some of the information required to be in this Statement of Additional Information is also included in the Fund's current Prospectuses. To avoid unnecessary repetition, references are made to related sections of the Prospectuses. In addition, the Prospectuses and this Statement of Additional Information omit certain information about the Fund and its business that is contained in the Registration Statement for the Fund and its Shares filed with the SEC. Copies of the Registration Statement as filed, including such omitted items, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.


The Fund was incorporated under the laws of the State of Maryland on April 16, 1990. The Fund filed a registration statement with the SEC registering itself as an open-end diversified management investment company under the Investment Company Act of 1940, as amended (the `1940 Act'), and its Shares under the Securities Act of 1933, as amended (the `1933 Act'), and began operations on May 13, 1991. The Fund has offered the Class A Shares since its inception on May 13, 1991 and the Institutional Class since November 2, 1995.

INVESTMENT OBJECTIVE AND POLICIES


The Fund is designed to provide a high level of current income consistent with preservation of principal within an intermediate-term maturity structure. In seeking this objective the Fund will, under normal circumstances, invest at least 80% of its net assets in US Government Securities, mortgage-backed securities, collateralized mortgage obligations (`CMOs'), asset-backed securities and corporate debt securities. This policy may be changed by the Board of Directors, upon 60 days written notice to shareholders. The Fund may also invest up to 20% of its net assets in non-US dollar-denominated securities. Quality criteria applicable to certain of the Fund's investments are as follows:

         Type of Permitted Investment                               Minimum Rating(1)
         ----------------------------                               -----------------
                                                            S&P(2)                    Moody's(3)
                                                            ------                    ----------
US Government and Agency Securities                         N/A                       N/A
Mortgage-Backed Securities                                  AAA(4)                    Aaa(4)
Collateralized Mortgage Obligations                         AAA(4)                    Aaa(4)
Corporate Debt                                              A or better(4)            A or better(4)
Asset-Backed Securities                                     AAA(4)                    Aaa(4)
Non-Dollar US Government Securities                         AAA(4)                    Aaa(4)
Securities of Non-US Governmental Issuers                   AAA(4)                    Aaa(4)
Securities of Designated International Organizations        AAA(4)                    Aaa(4)
Securities of Foreign Corporations                          AAA(4)                    Aaa(4)



----------
(1) In the event any security owned by the Fund is downgraded, the Fund's advisor and sub-advisor (the `Advisors') will review the situation and take appropriate action, but will not automatically be required to sell the security. For a discussion of the above ratings, see the Appendix to the Statement of Additional Information.
(2)   Standard & Poor's Ratings Group.
(3)   Moody's Investors Service, Inc.
(4)   Or, if unrated, determined to be of comparable quality by the Fund's
      Advisors.



To meet its short-term liquidity needs, the Fund may invest in repurchase agreements, variable amount master demand notes and commercial paper rated A-1 by S&P or Prime-1 by Moody's, or if not rated, determined to be of comparable quality by the Fund's Advisors. For temporary defensive purposes, the Fund may invest up to 100% of its assets in such instruments.



The Fund offers the opportunity for current income, capital appreciation when interest rates are falling and the relative stability of intermediate bonds when interest rates are rising. The Fund's average maturity may help reduce fluctuations in share value as compared to a long-term bond fund.


RISK CONSIDERATIONS


The market value of the Fund's debt securities will change in response to interest rate changes and other factors. During periods of falling interest rates, the value of outstanding debt securities generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Prices of longer-term securities generally increase or decrease more sharply in response to interest rate changes than those of shorter-term securities.



Mortgage-backed securities are subject to special risks due to the possibility that prepayments on home mortgages will alter their cash flow. During periods of declining interest rates, prepayments are passed through to holders of mortgage-backed securities who may then have to reinvest at lower interest rates. In periods of rising interest rates, prepayments tend to slow, with the result that the average life of mortgage-backed securities may be lengthened. Consequently, the possibility of prepayment may make it difficult to assess the actual maturity and duration of mortgage-backed securities, which, in turn, may make it difficult to predict both the direction and magnitude of changes in the value of mortgage-backed securities in response to changes in interest rates.


Purchases of foreign securities may subject the Fund to additional risks associated with the holding of property abroad. Such risks include future political and economic developments, currency fluctuations, the possible withholding of tax payments, the possible seizure or nationalization of foreign assets, the possible establishment of exchange controls or the adoption of other foreign government restrictions which might adversely affect the payment of principal or interest.

US GOVERNMENT SECURITIES


US Government securities include obligations issued and backed by the full faith and credit of the US Treasury, as well as obligations issued by agencies or instrumentalities of the US Government. These obligations may or may not be backed by the full faith and credit of the US Government. Certain agencies or instrumentalities of the US Government (such as the US Postal Service) have the right to borrow from the US Treasury to meet their obligations, but in other instances the obligations of the issuing agency or instrumentality (such as the Federal Farm Credit System and Fannie Mae) are supported only by the credit of the agency or instrumentality.


MORTGAGE-BACKED SECURITIES


The Fund may invest in mortgage-backed securities (`MBS') and other asset-backed securities. MBS represent participations in mortgage loans, and include pass-through securities, collateralized mortgage obligations and stripped mortgage-backed securities. MBS may be issued or guaranteed by US Government agencies or instrumentalities, such as the Government National Mortgage Association (`GNMA') and Fannie Mae or Freddie Mac, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage banks, commercial banks, and special purpose entities (collectively, `private lenders'). MBS are based on different types of mortgages including those on commercial real estate and residential property. MBS issued by private lenders may be supported by pools of mortgage loans or other MBS that are guaranteed, directly or indirectly, by the US Government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of credit enhancement.


GNMA Certificates.


GNMA Certificates are mortgage-backed securities that evidence an undivided ownership interest in a pool of mortgage loans. Principal is paid back monthly and interest is paid by the borrower over the term of the underlying loans. The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration (`FHA') or the Farmers' Home Administration or guaranteed by the Veterans Administration. The GNMA guarantee is backed by the full faith and credit of the US Government. The GNMA is also empowered to borrow without limitation from the US Treasury if necessary to make any payments required under its guarantees.



The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of the principal investment substantially before maturity of the mortgages in the pool. Because prepayment rates of individual mortgage pools vary, it may be difficult to predict accurately the average life of a particular issue of GNMA Certificates.






Freddie Mac and Fannie Mae Certificates.



Freddie Mac is a corporate instrumentality of the US Government and was created in 1970 for the purpose of increasing the availability of mortgage credit for residential housing through the development of a nationwide secondary market in conventional residential mortgages. Freddie Mac issues Participation Certificates that represent a pro rata share of all interest and principal payments made and owed on the underlying pool (which consists of mortgages from Freddie Mac's national portfolio). Freddie Mac guarantees the timely payment of interest and ultimate collection of principal.



Fannie Mae is a government-sponsored corporation owned by private stockholders that was established in 1938 to create a secondary market in mortgages issued by the FHA. Fannie Mae Certificates resemble GNMA Certificates in that each certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. Fannie Mae guarantees timely payment of interest on Fannie Mae Certificates and full return of principal.

Risk of foreclosure on the underlying mortgages is greater with Freddie Mac and Fannie Mae securities because, unlike GNMA securities, Freddie Mac and Fannie Mae securities are not backed by the full faith and credit of the US Government.



Interests in mortgage-backed securities differ from other forms of debt securities, which typically provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Mortgage-backed securities provide monthly payments to the certificate holders, consisting of both interest and principal payments, which in effect `pass-through' the monthly interest and principal payments made on the underlying mortgage loans. Although the underlying mortgage loans are for specified periods of time (such as 20 or 30 years), borrowers can repay their loans sooner and the certificate holders would receive any such prepayment of principal in addition to the principal that is part of the monthly payment. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. Accordingly, during periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. Because prepayments on the underlying mortgages may vary, it may be difficult to predict accurately the average life or realized yield of a particular issue of pass-through certificates. When the prepayments of principal are included in the monthly payments to the Fund as a certificate holder, the Fund reinvests the prepaid amounts in securities, at a yield which reflects interest rates prevailing at the time. Prepayments of mortgages that underlie securities purchased at a premium could result in capital losses.


COLLATERALIZED MORTGAGE OBLIGATIONS


The Fund may invest in collateralized mortgage obligations (`CMOs') that are collateralized by mortgage-backed securities issued by GNMA, Freddie Mac or Fannie Mae (collectively, `Mortgage Assets').



In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a `tranche,' is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. Payments of principal and interest on the Mortgage Assets are commonly applied to the classes of a series of the CMO in the order of their respective stated maturities or final distribution dates, so that generally no payment of principal will be made on any class of a CMO until all other classes having an earlier stated maturity or final distribution date have been paid in full. Because CMOs are collateralized by mortgage-backed securities, they are subject to similar risks and uncertainties associated with the prepayment of principal and the ability to accurately predict yield described above with respect to mortgage-backed securities.


ASSET-BACKED SECURITIES


Asset-backed securities (`ABS') have structural characteristics similar to MBS. ABS represent direct or indirect participation in assets such as automobile loans, credit card receivables, trade receivables, home equity loans (which sometimes are categorized as MBS) or other financial assets. Therefore, repayment depends largely on the cash flows generated by the assets backing the securities. The credit quality of most ABS depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on ABS may be supported by credit enhancements including letters of credit, an insurance guarantee, reserve funds and overcollateralization.


OTHER INVESTMENT PRACTICES


In addition, the Fund may enter into repurchase agreements, foreign currency exchange transactions and make purchases of variable amount master demand notes, non-US dollar denominated securities, Rule 144A securities and, when-issued securities as described in the following paragraphs.

Repurchase Agreements.


The Fund may enter into repurchase agreements with financial institutions, such as banks and broker-dealers, deemed to be creditworthy by the Advisors. A repurchase agreement is a short-term investment in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, usually not more than seven days from the date of purchase, thereby determining the yield during the Fund's holding period. The value of the collateral will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The collateral for these repurchase agreements will be held by a duly appointed sub-custodian. The Fund makes payment for such securities only upon physical delivery or evidence of book-entry transfer to the account of a custodian or bank acting as agent. The underlying securities, which in the case of the Fund are securities of the US Treasury only, may have maturity dates exceeding one year. The Fund does not bear the risk of a decline in value of the underlying securities unless the seller defaults under its repurchase obligation. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and loss including:


1) possible decline in the value of the underlying security while the Fund seeks to enforce its rights thereto,
2) possible subnormal levels of income and lack of access to income during this period, and
3)    expenses of enforcing its rights.

Foreign Currency Exchange Transactions.

The Fund is authorized to use forward foreign currency exchange contracts to protect against uncertainty in the level of future foreign exchange rates. The Fund may conduct its foreign currency exchange transactions through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specified currency at a future date (which may be any fixed number of days from the date the contract is entered into by the parties) at the price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. The Fund may use such forward contracts only under two circumstances; (i) if the Advisors believe the Fund should fix the US dollar price of the foreign security when the Fund enters into a contract for the purchase or sale, at a future date, of a security denominated in a foreign currency; and (ii) if the Advisors believe the Fund should hedge against risk of loss in the value of those portfolio securities denominated in foreign currencies.

Variable Amount Master Demand Notes.

Variable amount master demand notes are unsecured demand notes that permit investment of fluctuating amounts of money at variable rates of interest pursuant to arrangements with issuers who meet the quality criteria discussed previously. All variable amount master demand notes acquired by the Fund will be payable within a prescribed notice period not to exceed seven days.

Non-US Dollar-Denominated Securities.

Non-US dollar-denominated securities include debt obligations denominated in foreign or composite currencies (such as the European Currency Unit) issued by
(i) foreign national, provincial, state or municipal governments or their political subdivisions; (ii) international organizations designated or supported by governmental entities (e.g., the World Bank and the European Steel and Coal Community); (iii) the US Government (non-dollar securities only); and (iv) foreign corporations.

Rule 144A Securities.


Subject to the Fund's overall limitations on investment in illiquid securities and restricted securities, the Fund may purchase Rule 144A Securities. Rule 144A Securities are restricted securities in that they have not been registered under the 1933 Act, but they may be traded between certain qualified institutional investors, including investment companies. The presence or absence of a secondary market in these securities may affect their value. The Fund's

Board of Directors has established guidelines and procedures to be utilized to determine the liquidity of such securities.


Purchase of When-Issued Securities.


The Fund may purchase securities at their current market value on a forward commitment or `when-issued' basis. The Fund will earmark or segregate with its custodian cash or other liquid securities equal at all times to the amount of the when-issued commitments. While the Fund will purchase securities on a forward commitment or `when-issued' basis only with the intention of acquiring the securities, the Fund may choose to sell the securities before the settlement date. The value of securities so purchased or sold is subject to market fluctuation and no interest accrues to the purchaser during this period.


INVESTMENT RESTRICTIONS


The Fund's investment program is subject to a number of investment restrictions that reflect self-imposed standards as well as federal regulatory limitations. The investment restrictions recited below are matters of fundamental policy and may not be changed without the affirmative vote of a majority of the outstanding Shares. The Fund will not:


1) Concentrate 25% or more of its total assets in securities of issuers in any one industry (for these purposes the US Government and its agencies and instrumentalities are not considered an issuer);

2) Invest more than 5% of its total assets in the securities of any single issuer or acquire more than 10% of the voting securities of any issuer (for these purposes the US Government and its agencies and instrumentalities are not considered an issuer);

3) Borrow money except as a temporary measure for extraordinary or emergency purposes in an amount not exceeding 10% of the value of the total assets at the time of such borrowing;

4)    Invest in real estate or mortgages on real estate;

5) Purchase or sell commodities or commodities contracts provided that the Fund may invest in financial futures and options on such futures;

6) Act as an underwriter of securities within the meaning of the US federal securities laws except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

7)    Issue senior securities; or

8) Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objectives and policies and may lend portfolio securities and enter into repurchase agreements.

The following investment restrictions may be changed by a vote of the majority of the Board of Directors. The Fund will not:

1) Invest in shares of any other investment company registered under the 1940 Act, except as permitted by federal law; or

2) Invest more than 10% of the value of its net assets in illiquid securities (as defined under federal and state securities laws).


Unless otherwise noted, the percentage limitations contained in these restrictions and elsewhere in this SAI and the prospectuses apply at the time of purchase of securities.

VALUATION OF SHARES, SUBSCRIPTIONS AND REDEMPTIONS


VALUATION OF SHARES


The net asset value per Share is determined daily at the close of regular trading on the New York Stock Exchange, which is ordinarily 4:00 pm (Eastern
Time) on each day on which the New York Stock Exchange is open for business (a `business day'). The New York Stock Exchange is open for business on all weekdays except for the following holidays (or the days on which they are observed): New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.



The Fund may enter into agreements that allow a third party, as agent for the Fund, to accept orders from its customers up until the Fund's close of business. So long as a third party receives an order prior to the Fund's close of business, the order is deemed to have been received by the Fund and, accordingly, may receive the net asset value computed at the close of business that day. These `late day' agreements are intended to permit shareholders placing orders with third parties to place orders up to the same time as other shareholders.



When valuing securities for which market quotations are not readily available or for which the market quotations that are available are considered unreliable, the Fund determines a fair value in good faith under procedures established by and under the general supervision of the Board of Directors. The Fund may use these procedures to establish the fair value of securities when, for example, a significant event occurs between the time the market closes and the time the Fund values its investments. After consideration of various factors, the Fund may value the securities at their last reported price or at some other value.


SUBSCRIPTIONS


Under normal circumstances, the Fund will sell Shares by check or wire transfer of funds, as described in the Prospectuses. Shareholders may opt to subscribe to the Fund in whole or in part by a contribution of readily available marketable securities to the Fund's portfolio that meet the Fund's objective, as determined by the Advisors. Contact the Deutsche Asset Management Service Center at 1-800-730-1313 for further information.



REDEMPTIONS


The Fund may suspend the right of redemption or postpone the date of payment during any period when

1) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC;
2) the New York Stock Exchange is closed for other than customary weekend and holiday closings;
3)    the SEC has by order permitted such suspension; or
4) an emergency exists as determined by the SEC so that valuation of the net assets of the Fund is not reasonably practicable.


Under normal circumstances, the Fund will redeem Shares in cash. However, the Board of Directors may determine that it would be in the best interests of the remaining shareholders to make payment of the redemption price in whole or in part by a distribution of securities from the portfolio of the Fund in lieu of cash, in conformity with applicable rules of the SEC. If Shares are redeemed in kind, the redeeming shareholder will incur brokerage costs in later converting the assets into cash. The method of valuing portfolio securities is described under `Valuation of Shares,' and such valuation will be made as of the same time the redemption price is determined. The Fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem Shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.

FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS


The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that are not described in the Fund's Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's Prospectuses is not intended as a substitute for careful tax planning.


The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the `Code') and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

The Fund intends to qualify and elect to be treated for each taxable year as a regulated investment company (`RIC') under Subchapter M of the Code. Accordingly, the Fund must, among other things,

1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and certain other related income (including, generally, certain gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities and currencies; and


2) diversify its holdings so that, at the end of each fiscal quarter of the Fund's taxable year:



      (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, US Government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or 10% of the outstanding voting securities of such issuer, and



      (ii) not more than 25% of the value of its total assets is invested in the securities (other than US Government securities or securities of other RICs) of any one issuer or two or more issuers that the Fund controls and which are engaged in the same, similar, or related trades or businesses.



For purposes of the 90% gross income requirement, foreign currency gains that are not directly related to the Fund's principal business of investing in stock or securities (or options or futures with respect to stock or securities) may be excluded from income that qualifies under the 90% requirement.


In addition to the requirements described previously, in order to qualify as a RIC, the Fund must distribute at least 90% of its investment company taxable income (that generally includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses less operating expenses, but determined without regard to the deduction for dividends paid) and at least 90% of its net tax-exempt interest income, for each tax year, if any, to its shareholders. If the Fund meets all of the RIC requirements, it will not be subject to federal income tax on any of its net investment income or capital gains that it distributes to shareholders.

Although the Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed. In addition, as discussed below, a federal excise tax may be imposed in the event the Fund fails to meet certain additional distribution thresholds.


If the Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. In this event, such distributions generally will be eligible for the dividends-received deduction for corporate shareholders. The Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.

FUND DISTRIBUTIONS


Distributions of investment company taxable income will be taxable to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are reinvested in additional Shares of the Fund or shares of another Deutsche Asset Management fund, to the extent of the Fund's earnings and profits. The Fund anticipates that it will distribute substantially all of its investment company taxable income for each taxable year.


The Fund may either retain or distribute to shareholders its excess of net long-term capital gains over net short-term capital losses (`net capital gains'). If such gains are distributed as a capital gain distribution, they are taxable to shareholders that are individuals at a maximum rate of 20%, regardless of the length of time the shareholder has held Shares. If any such gains are retained, the Fund will pay federal income tax thereon, and, if the Fund makes an election, you will include such undistributed gains in your income, will increase your basis in Fund shares by the difference between the amount of such includable gains and the tax deemed paid by you and will be able to claim your share of the tax paid by the Fund as a refundable credit.


If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce your cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when you sell or exchange those shares on which you received the distribution.


In the case of corporate shareholders, Fund distributions (other than capital gains distributions) generally qualify for the dividends-received deduction to the extent of the gross amount of qualifying dividends received by the Fund for the year. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. Accordingly, based on the Fund's investment objective, it is not expected that any Fund distribution will qualify for the corporate dividends-received deduction.

Ordinarily, you should include all dividends as income in the year of payment. However, dividends declared payable to shareholders of record in December of one year, but paid in January of the following year, will be deemed for tax purposes to have been received by you and paid by the Fund in the year in which the dividends were declared.

You should be careful to consider the tax implications of purchasing Shares just prior to the ex-dividend date of any ordinary income dividend or capital gain distribution. You will be taxable on the entire amount of the dividend or distribution received, even though some or all of the amount distributed may have been realized by the Fund prior to your purchase.

The Fund will provide you with an annual statement describing the federal tax status of distributions paid (or deemed to be paid) to you by the Fund during the year, including the amount of dividends eligible for the corporate dividends-received deduction, if any.


The Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gains, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed to you by the Fund. The Fund may be subject to foreign withholding taxes on income it may earn from investing in foreign securities, which may reduce the return on such investments. It is not expected that the Fund will be able to pass through to you your pro-rata share of any foreign taxes paid by the Fund.

SALE OR EXCHANGE OF FUND SHARES


The sale, exchange or redemption of a Fund Share is generally a taxable event for you. Generally, if you hold your shares as a capital asset, gain or loss on the sale, exchange or redemption of a Share will be capital gain or loss that will be long-term if you held the Share for more than twelve months and otherwise will be short-term. For individuals, long-term capital gains are currently taxed at a maximum rate of 20% and short-term capital gains are currently taxed at ordinary income tax rates. However, if you realize a loss on the sale, exchange or redemption of a Share held for six months or less and have previously received a capital gains distribution with respect to the Share (or any undistributed net capital gains of the Fund with respect to such Share are included in determining your long-term capital gains), you must treat the loss as a long-term capital loss to the extent of the amount of the prior capital gain distribution (or any undistributed net capital gains of the Fund that have been included in determining your long-term capital gains). In addition, any loss you realize on a sale or other disposition of Shares will be disallowed to the extent you repurchase (or enter into a contract or option to repurchase) Shares within a period of 61 days (beginning 30 days before and ending 30 days after you dispose of the Shares). This loss disallowance rule will apply to Shares you receive through the reinvestment of dividends during the 61-day period.



In certain cases, the Fund will be required to withhold, at the applicable withholding rates, and remit to the US Treasury the withheld amount of distributions payable to you if you:



1)    have failed to provide a correct taxpayer identification number,



2) are subject to backup withholding by the Internal Revenue Service for failure to properly report receipt of interest or dividends,



3) have failed to certify to the Fund that you are not subject to backup withholding, or



4) have failed to certify that you are a US person (including a US resident alien).





FEDERAL EXCISE TAX; MISCELLANEOUS CONSIDERATIONS; EFFECT OF FUTURE LEGISLATION

If the Fund fails to distribute in a calendar year at least 98% of its ordinary income for the year and 98% of its capital gain net income (the excess of short and long term capital gains over short and long term capital losses) for the one-year period ending on October 31 of that year (and any retained amount from the prior calendar year), the Fund will be subject to a nondeductible 4% Federal excise tax on the undistributed amounts not meeting the 98% threshold. The Fund intends to make sufficient distributions to avoid imposition of this tax, or to retain, at most, its net capital gains and pay tax thereon.

If you are a non-US investor in the Fund you may be subject to US withholding and estate tax, as well as foreign taxes and are encouraged to consult your tax advisor prior to investing in the Fund.


Dividends and interest received by the Fund may be subject to income, withholding, or other taxes imposed by foreign countries and US possessions that would reduce the yield on the Fund's securities. Tax conventions between certain countries and the US may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to file an election with the Internal Revenue Service that will enable shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and US possessions income taxes paid by the Fund.


STATE AND LOCAL TAX CONSIDERATIONS


Rules of state and local taxation of dividend and capital gains distributions from regulated investment companies often differ from the rules for federal income taxation described above. Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the US government, subject in some states to minimum investment requirements that must be met by the Fund. Investments in GNMA, Freddie Mac and Fannie Mae securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by US government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations. You are urged to consult your tax advisor as to the consequences of these and other state and local tax rules affecting your investment in the Fund.

MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS


The overall business and affairs of the Fund are managed by its Board of Directors. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund's agreements with its investment advisor, sub-advisor, distributor, custodian and transfer agent. The Board of Directors and the executive officers are responsible for managing the Fund's affairs and for exercising the Fund's powers except those reserved for the shareholders and those assigned to the Advisor and Sub-Advisor or other service providers. Each Director holds office until he or she resigns, is removed or a successor is elected and qualified. Each Officer is annually elected to serve until he or she resigns, is removed or a successor has been duly elected and qualified.



The following information is provided for each Director and Officer of the Fund as of the end of the most recently completed calendar year. The first section of the table lists information for each Director who is not an `interested person' of the Fund (as defined in the 1940 Act) (an `Independent Director'). Information for each Non - Independent Director (an `Interested Director') follows. The Interested Directors are considered to be interested persons as defined by the 1940 Act because of their employment with either the Fund's advisors and/or underwriter or their affiliates. The mailing address for the Directors and Officers with respect to Fund operations is One South Street, Baltimore, Maryland 21202.



---------------------------------------------------------------------------------------------------------
NAME, BIRTH DATE AND          BUSINESS EXPERIENCE AND DIRECTORSHIPS DURING THE PAST      NUMBER OF FUNDS
POSITION WITH THE FUND        5 YEARS                                                    IN THE FUND
                                                                                         COMPLEX OVERSEEN
                                                                                         BY DIRECTOR(1)
---------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS
---------------------------------------------------------------------------------------------------------
Richard R. Burt               Chairman, IEP Advisors, Inc. (July 1998 to present);               25
2/3/47                        Chairman of the Board, Weirton Steel Corporation (April
Director since 1999.          1996 to present); Member of the Board, Archer Daniels
                              Midland Company (agribusiness operations) (October
                              1996 to present), Hollinger International, Inc.
                              (publishing) (1995 to present), HCL Technologies
                              (information technology) (April 1999 to present)
                              and Anchor Gaming (gaming software and equipment)
                              (March 1999 to present); Director, Brinson Mutual
                              Funds (formerly known as Mitchell Hutchins family
                              of funds) (registered investment companies) (1995
                              to present); and Member, Textron Corporation
                              International Advisory Council (July 1996 to
                              present). Formerly, Partner, McKinsey & Company
                              (consulting) (1991-1994) and U.S. Chief Negotiator
                              in Strategic Arms Reduction Talks (START) with
                              former Soviet Union and U.S. Ambassador to the
                              Federal Republic of Germany (1985-1991); Member of
                              the Board, Homestake Mining (mining and
                              exploration) (1998 - February 2001).
---------------------------------------------------------------------------------------------------



----------
(1) As of March 31, 2002 the total number of Deutsche Asset Management funds (the `Fund Complex') was 71.

---------------------------------------------------------------------------------------------------
Louis E. Levy                  Director, Household International (banking and finance)           25
11/16/32                      (1992 to present) and ISI Family of Funds (registered
Director since 1994.          investment companies) (1994 to present). Formerly,
                              Chairman of the Quality Control Inquiry Committee,
                              American Institute of Certified Public Accountants
                              (1992-1998); Trustee, Merrill Lynch Funds for
                              Institutions (1991-1993); Adjunct Professor, Columbia
                              University-Graduate School of Business (1991-1992);
                              Director, Kimberly-Clark Corporation (personal consumer
                              products) (retired 2000) and Partner, KPMG Peat Marwick
                              (retired 1990).
---------------------------------------------------------------------------------------------------
Eugene J. McDonald            Executive Vice President, Investment Counsel, Duke                 25
7/14/32                       University (September 2000 to present); Advisory Board
Director since 1992.          Member, A.M. Pappas & Associates (life sciences industry)
                              (2000 to present) and Ashford Capital Management
                              (2000 to present); Committee Member, North
                              Carolina Treasurer's Office Investment Advisory
                              Committee (2001 to present); Director, Victory
                              Funds (registered investment companies) (April
                              1993 to present); Lead Director, National Commerce
                              Bank Corporation (NCBC) (banking) (July 2000 to
                              present); Principal and Chief Investment Officer,
                              Quellos Private Capital Markets, LLC (investments)
                              (September 2001 to present); Director, RedHat,
                              Inc. (software) (July 2000 to present) and
                              Director, Incara Pharmaceuticals (June 2001 to
                              present). Formerly, Chairman, Winston Hedged
                              Equity Group (July 2000 - August 2001); Executive
                              Vice Chairman and Director, Central Carolina Bank
                              & Trust (banking) (January 1998 - July 2000);
                              Director, AMBAC Treasurers Trust (registered
                              investment company) (July 1996 - August 1997), DP
                              Mann Holdings (insurance) (December 1996 -
                              December 1998) and ISI Family of Funds (registered
                              investment companies) (1992 - 1999); President,
                              Duke Management Company (investments) (July 1990 -
                              September 2000) and Executive Vice President, Duke
                              University (education, research and health care)
                              (July 1984 - September 2000).
---------------------------------------------------------------------------------------------------
Rebecca W. Rimel              President and Chief Executive Officer, The Pew Charitable          25
4/10/51                       Trusts (charitable foundation) (1994 to present) and
Director since 1996.          Director and Executive Vice President, The Glenmede Trust
                              Company (investment trust and wealth management) (1994 to
                              present).  Formerly, Executive Director, The Pew
                              Charitable Trusts (1988 - 1994) and Director, ISI Family
                              of Funds (registered investment companies) (1997 -
                              1999).
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
Carl W. Vogt                  Senior Partner, Fulbright & Jaworski, L.L.P (law);                 26
4/20/36                       Director, Yellow Corporation (trucking) (1996 to
Director since 1997.          present), American Science & Engineering (x-ray
                              detection equipment) (1997 to present) and ISI Family of
                              Funds (registered investment companies) (1999 to
                              present). Formerly, Chairman and Member, National
                              Transportation Safety Board (1992-1994); Director,
                              National Railroad Passenger Corporation (Amtrak)
                              (1991-1992); Member, Aviation System Capacity Advisory
                              Committee (Federal Aviation Administration); President
                              (interim) of Williams College (1999-2000) and President,
                              certain funds in the Deutsche Asset Management Family of
                              Funds (formerly, Flag Investors Family of Funds)
                              (registered investment companies) (1999-2000).
---------------------------------------------------------------------------------------------------
Robert H. Wadsworth           President, Robert H. Wadsworth Associates, Inc.                    25
1/29/40                       (consulting firm) (1982 to present); President and
Director since 1999.          Trustee, Trust for Investment Managers (registered
                              investment company) (1999 to present); Director, The
                              Germany Fund Inc. (1986 to present), The New Germany
                              Fund, Inc. (1992 to present) and Central European Equity
                              Fund, Inc. (1986 to present). Formerly, President,
                              Investment Company Administration, L.L.C. (1992*-July
                              2001); President, Treasurer and Director, First Fund
                              Distributors, Inc. (1990-January 2002); Vice President,
                              Professionally Managed Portfolios (1999-2002) and
                              Advisors Series Trust (registered investment companies)
                              (1997-2002) and President, Guinness Flight Investment
                              Funds, Inc. (registered investment companies) (1994-1998).

                              * This is the inception date of the corporation,
                              which was the predecessor to the LLC.
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS
---------------------------------------------------------------------------------------------------
Richard T. Hale(2)            Managing Director, Deutsche Bank Securities Inc.                   52
7/17/45                       (formerly Deutsche Banc Alex. Brown Inc.) (June 1999 to
Director since 1991.          present) and Deutsche Asset Management Americas (June
                              1999 to present); Director and President,
                              Investment Company Capital Corp. (registered
                              investment advisor) (April 1996 to present) and
                              Deutsche Asset Management Mutual Funds (1989 to
                              present); Director, Deutsche Global Funds, Ltd.
                              (January 2000 to present); CABEI Fund (June 2000
                              to present) and North American Income Fund
                              (September 2000 to present); Vice President,
                              Deutsche Asset Management, Inc. (September 2000 to
                              present) and Chartered Financial Analyst.
                              Formerly, Director, ISI Family of Funds
                              (registered investment companies) (1992 - 1999).
---------------------------------------------------------------------------------------------------
Truman T. Semans(2)           Vice Chairman, Brown Investment Advisory & Trust Company           25
10/27/26                      (1993 to present); Director and Chairman, Virginia Hot
Director since 1997.          Springs, Inc. (property management) (1991 to present) and
                              Director of Upstate (biotechnology) (1994 to present).
                              Formerly, Managing Director and Vice Chairman, Alex.
                              Brown & Sons Incorporated (Deutsche Bank Securities Inc.)
                              (1974 - 1998); Director, Investment Company Capital Corp.
                              (registered investment advisor) (1996 - 2000) and
                              Director, ISI Family of Funds (registered investment
                              companies) (1997 - 1999).
---------------------------------------------------------------------------------------------------
OFFICERS
---------------------------------------------------------------------------------------------------
Richard T. Hale               See information provided under Interested Directors.
President since 2000
---------------------------------------------------------------------------------------------------
Amy Olmert                    Director, Deutsche Asset Management (1999 to present) and          25
5/14/63                       Certified Public Accountant.  Formerly, Vice President,
Secretary since 1997.         BT Alex. Brown Incorporated (Deutsche Bank Securities
                              Inc.) (1997-1999) and Senior Manager and other positions,
                              Coopers & Lybrand L.L.P. (PricewaterhouseCoopers LLP)
                              (1988-1997).
---------------------------------------------------------------------------------------------------
Daniel O. Hirsch              Director, Deutsche Asset Management (1999 to present).             25
3/27/54                       Formerly, Principal, BT Alex. Brown Incorporated
Assistant Secretary since     (Deutsche Bank Securities Inc.) (1998-1999) and Assistant
1999.                         General Counsel, United States Securities and Exchange
                              Commission (1993-1998).
---------------------------------------------------------------------------------------------------



----------
(2) Messrs. Semans and Hale are directors who are `Interested Persons' within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Hale is the President and a Director of the Fund's Advisor and a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank and its affiliates. Mr. Semans is Vice Chairman of Brown Investment Advisory & Trust Company, an affiliate of Brown Advisory Incorporated, the sub-advisor to the Emerging Growth and Short-Intermediate Income Funds.

---------------------------------------------------------------------------------------------------
Charles A. Rizzo              Director, Deutsche Asset Management (April 2000 to                 25
8/5/57                        present); Certified Public Accountant and Certified
Treasurer since 1999.         Management Accountant.  Formerly, Vice President and
                              Department Head, BT Alex. Brown Incorporated (Deutsche
                              Bank Securities Inc.) (1998-1999) and Senior Manager,
                              Coopers & Lybrand L.L.P. (PricewaterhouseCoopers LLP)
                              (1993-1998).
---------------------------------------------------------------------------------------------------



DIRECTOR OWNERSHIP IN THE FUND



---------------------------------------------------------------------------------------------
                                                              AGGREGATE DOLLAR RANGE OF
                                                              OWNERSHIP AS OF DECEMBER 31,
                              DOLLAR RANGE OF BENEFICIAL      2001 IN ALL FUNDS OVERSEEN BY
DIRECTOR                      OWNERSHIP IN THE FUND(1)        DIRECTOR IN THE FUND COMPLEX(2)
---------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS
Richard R. Burt               None                            Over $100,000
Louis E. Levy                 None                            Over $100,000
Eugene J. McDonald            None                            Over $100,000
Rebecca W. Rimel              None                            Over $100,000
Carl W. Vogt                  None                            Over $100,000
Robert H. Wadsworth           None                            Over $100,000

INTERESTED DIRECTORS
Richard T. Hale               None                            Over $100,000
Truman T. Semans              None                            Over $100,000



(1) Securities beneficially owned as defined under the Securities Exchange Act of 1934 (the `1934 Act') include direct and/or indirect ownership of securities where the director's economic interest is tied to the securities, employment ownership and securities when the director can exert voting power and when the director has authority to sell the securities. The dollar ranges are: None, $1 - $10,000, $10,001 - $50,000, $50,001 - $100,000, over $100,000.



(2)   The dollar ranges are: None, $1 - $10,000, $10,001 - $50,000, $50,001 -
      $100,000, over $100,000. Currently, the Fund Complex consists of the following: Flag Investors Communications Fund, Flag Investors Equity Partners Fund, Flag Investors Value Builder Fund, Emerging Growth Fund, Real Estate Securities Fund, Short-Intermediate Income Fund, Deutsche Bank Alex. Brown Cash Reserve Fund Prime Series, Deutsche Bank Alex. Brown Cash Reserve Fund Tax-Free Series, Deutsche Bank Alex. Brown Cash Reserve Fund Treasury Series, Top 50 World Fund, Top 50 World Portfolio, Top 50 US Fund, Top 50 US Portfolio, Top 50 Asia Fund, Top 50 Asia Portfolio, Top 50 Europe Fund, Top 50 Europe Portfolio, European Mid-Cap Fund, European Mid-Cap Portfolio, Japanese Equity Fund, Japanese Equity Portfolio, Global Financial Services Fund, Global Biotechnology Fund, Global Technology Fund, and Growth Opportunity Fund.



OWNERSHIP IN SECURITIES OF THE ADVISORS AND RELATED COMPANIES



As reported to the Fund, the information in the following table reflects ownership by the Independent Directors and their immediate family members of certain securities as of December 31, 2001. An immediate family member can be a spouse, children residing in the same household, including step and adoptive children, and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund (including Deutsche Bank AG).

-----------------------------------------------------------------------------------------------------
DIRECTOR                  OWNER AND        COMPANY     TITLE OF     VALUE OF          PERCENT OF
                          RELATIONSHIP                 CLASS        SECURITIES ON     CLASS ON AN
                          TO DIRECTOR                               AN AGGREGATE      AGGREGATE BASIS
                                                                    BASIS
-----------------------------------------------------------------------------------------------------
Richard R. Burt                            None
Louis E. Levy                              None
Eugene J. McDonald                         None
Rebecca W. Rimel                           None
Carl W. Vogt                               None
Robert H. Wadsworth                        None



INFORMATION CONCERNING COMMITTEES AND MEETINGS OF DIRECTORS



The Board of Directors of the Fund met seven times during the fiscal year ended December 31, 2001 and each director attended at least 80% of the meetings of the Board and meetings of the committees of the Board of Directors on which such director served.



Messrs. McDonald, Burt, Hale, Levy, Semans and Wadsworth comprise the Pricing Committee which was constituted to consider and act upon all questions relating to valuation of the securities in the Fund's portfolio which may arise between meetings of the directors. The Pricing Committee met once during the fiscal year ended December 31, 2001.



The Fund has an Audit Committee consisting of Messrs. Levy, Burt, McDonald, Vogt, Wadsworth and Ms. Rimel. All of the members of the Audit Committee are `independent' as provided for in the applicable requirements of the 1940 Act. Mr. Levy serves as Chairman of the Audit Committee. During the fiscal year ended December 31, 2001, the Audit Committee met four times. In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Fund. It also makes recommendations to the Board as to the selection of the independent public accountants, reviews the methods, scope and result of the audits and audit fees charged, and reviews the Fund's internal accounting procedures and controls. The Audit Committee also considers the scope and amount of non-audit services provided to the Fund, its investment advisor and affiliates by the independent public accountants.



The Nominating Committee, which meets when necessary, consists of Messrs. McDonald, Burt, Levy, Vogt, Wadsworth and Ms. Rimel. The Nominating Committee is charged with the duty of making all nominations for Independent Directors to the Board of Directors. During the fiscal year ended December 31, 2001, the Nominating Committee did not meet.



The Compensation Committee, which meets when necessary, consists of Messrs. Burt, Levy, McDonald, Vogt, Wadsworth and Ms. Rimel. The Compensation Committee is responsible for reviewing the compensation paid to the Directors for its appropriateness, and making recommendations to the full Board with respect to the compensation of the Directors. During the fiscal year ended December 31, 2001, the Compensation Committee met once.



The Executive Committee, which meets periodically, consists of Messrs. McDonald, Burt, Levy, Vogt, Wadsworth and Ms. Rimel. The Executive Committee makes recommendations to the full Board with respect to the renewal of the Fund's agreements with its service providers. During the fiscal year ended December 31, 2001, the Executive Committee met four times.



Directors and Officers of the Fund are also directors and officers of some or all of the other investment companies managed, advised, or administered by Investment Company Capital Corporation (`ICCC') or its affiliates. These funds are part of the Fund Complex, which includes all the funds that formerly were part of the Flag Investors Fund Complex as well as other funds. Mr. Semans serves as Chairman of six funds and as a Director of 19 other funds in the Fund Complex. Mr. Hale serves as Chairman of three funds and as President of each fund in the Fund Complex, as well as Director or Trustee of 52 funds in the Fund Complex. Ms. Rimel and Messrs. Burt, Levy, McDonald, Vogt and Wadsworth serve as Directors of 25 funds in the Fund Complex. Mr. Rizzo serves as Treasurer of each fund in the Fund Complex. Ms. Olmert serves as Secretary of 25 funds and Mr. Hirsch serves as Assistant Secretary of 25 funds in the Fund Complex.



Some of the Directors of the Fund are customers of, and have had normal brokerage transactions with, Deutsche Bank Securities Inc. in the ordinary course of business. All such transactions were made on substantially the same terms as those prevailing at the time for comparable transactions with unrelated persons. Additional transactions may be expected to take place in the future.



Officers of the Fund receive no direct remuneration in such capacity from the Fund. Officers and Directors of the Fund who are officers or directors of Deutsche Asset Management or the Advisors may be considered to have received remuneration indirectly. As compensation for his or her services, each Independent Director receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairmen of the Fund Complex's Audit Committee and Executive Committee receive an annual fee from the Fund Complex. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets. For the fiscal year ended December 31, 2001, Independent Directors' fees attributable to the assets of the Fund totaled $2477.



The following table shows aggregate compensation payable to each of the Fund's Directors by the Fund and the Fund Complex, respectively, and pension or retirement benefits accrued as part of Fund expenses in the fiscal year ended December 31, 2001.


                               COMPENSATION TABLE


Name of Person, Position                                                          Total Compensation From the
                               Aggregate Compensation         Pension or         Fund and Fund Complex Payable
                                From the Fund for the     Retirement Benefits     to Directors for the Fiscal
                                 Fiscal Year Ended        Accrued as Part of              Year Ended
                                 December 31, 2001           Fund Expenses             December 31, 2001
--------------------------------------------------------------------------------------------------------------
Richard T. Hale(1)
Director/President                      $0                        $0                          $0
Truman T. Semans(1)
Director                                $0                        $0                          $0
Richard R. Burt
Director                             $482.18(2)                   $0(3)            $39,000 for service on 25
Louis E. Levy                                                                      Funds in the Fund Complex
Director                             $558.93(2)                   $0(3)            $49,000 for service on 25
Eugene J. McDonald                                                                 Funds in the Fund Complex
Director                             $558.93(2)                   $0(3)            $49,000 for service on 25
Rebecca W. Rime(l)                                                                 Funds in the Fund Complex
Director                             $482.18(2)                   $0(3)            $39,000 for service on 25
Carl W. Vogt                                                                       Funds in the Fund Complex
Director                             $482.18(2)                   $0(3)            $39,000 for service on 25
Robert H. Wadsworth                                                                Funds in the Fund Complex
Director                             $482.18(2)                   $0(3)            $39,000 for service on 25
                                                                                   Funds in the Fund Complex



----------
(1)   A Director who is an `interested person' as defined in the 1940 Act.
(2) Of the amounts payable to Messrs. Burt, Levy, McDonald, Vogt and Wadsworth and Ms. Rimel, $482.18, $0, $558.93, $482.18, $482.18 and $482.18,
      respectively, was deferred pursuant to a deferred compensation plan.
(3) Certain funds in the Fund Complex have adopted a Retirement Plan for eligible Directors, as described in the next paragraph. The actuarially computed pension expense for the Fund for the year ended December 31, 2001 was $0.




Certain funds in the Fund Complex, including the Fund described in this Statement of Additional Information, adopted a Retirement Plan for Directors who are not employees of the Fund, the Fund's administrator or its respective affiliates (the `Retirement Plan'). The Retirement Plan is unfunded and unvested. On February 12, 2001, the Board of Directors of the Fund, as well as each fund participating in the Retirement Plan, voted to amend the Retirement Plan, effective January 1, 2001, as part of an overall review of the compensation paid to Directors. The amendments provide that no further benefits would accrue to any current or future directors and include a one-time payment of benefits accrued under the Retirement Plan to Directors, as calculated based on the following actuarial assumptions: (1) retirement benefits at later of age 65 and 10 years of service based on a 10% per year of service vesting schedule;
(2) a 6% interest rate; and (3) rounding all calculations to the next whole year as of January 1, 2001. At each Director's election, this one-time payment could be transferred into the Directors' Deferred Compensation Plan, described below.



Under the Retirement Plan in effect until December 31, 2000, the Fund has one participant, a Director who retired effective December 31, 1996, who qualified for the Retirement Plan by serving fourteen years as a Director and who will be paid a quarterly fee of $4,875 by certain funds in the Fund Complex for the rest of his life. Such fees are allocated to certain funds in the Fund Complex based upon the relative net assets of such funds to the Fund Complex.



Any Director who receives fees from the Fund is permitted to defer 50% to 100% of his or her annual compensation pursuant to a Deferred Compensation Plan. Messrs. Burt, Hardiman, Levy, McDonald, Vogt, Wadsworth and Ms. Rimel have each executed a Deferred Compensation Agreement. Currently, the deferring Directors may select from among the funds in the Fund Complex in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring Directors' deferral accounts will be paid in cash, in generally equal quarterly installments over a period of ten years.


CODES OF ETHICS


The Board of Directors of the Fund has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Fund's Code of Ethics permits access persons to trade securities that may be purchased or held by the Fund for their own accounts, provided that the access persons comply with the provisions of the advisor's or sub-advisor's codes of ethics and requires that each of these codes be approved by the Board of Directors. In addition, the Fund's code contains reporting requirements applicable to the Independent Directors of the Fund.



The Fund's advisor, Investment Company Capital Corporation (`ICCC' or the `Advisor') has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Advisor's Code permits access persons to trade in securities that may be purchased or held by the Fund for their own accounts, subject to compliance with the Code's preclearance requirements. In addition, the Code also provides for trading `blackout periods' that prohibit trading by personnel within periods of trading by the Fund in the same security. The Code also prohibits short-term trading profits and personal investment in initial public offerings and requires prior approval with respect to purchases of securities in private placements.






The Fund's sub-advisor, Brown Advisory Incorporated (`Brown Advisory' or the `Sub-Advisor') has also adopted a Code of Ethics pursuant to Rule 17j-1. Brown Advisory's Code permits access persons to trade securities that may be purchased or held by the Fund for their own accounts, subject to compliance with reporting and preclearance requirements, subject to limited exceptions. In addition, the Code also provides for trading `blackout periods' that restrict trading by access persons within periods of trading by the Fund in the same security. The Code also prohibits short-term trading profits and requires prior approval of purchases of securities in private placements. Personal investment in initial public offerings is prohibited, although new issues may be purchased on the date of issuance if the securities are acquired in the secondary market and the purchase is approved by Compliance.


These Codes of Ethics are on public file with, and are available from, the SEC.

The Fund's principal underwriter, ICC Distributors, Inc., is not required to adopt a Code of Ethics as it meets the exception provided by Rule 17j-1(c)(3) under the 1940 Act.

INVESTMENT ADVISORY AND OTHER SERVICES

The Advisor is an indirect wholly owned subsidiary of Deutsche Bank AG. The Sub-Advisor is a corporation chartered under the laws of the State of Maryland. Brown Advisory is a wholly owned subsidiary of Brown Investment Advisory & Trust Company. Prior to May 1, 2001, Brown Investment Advisory & Trust Company was the Fund's sub-advisor. ICCC also serves as investment advisor and Brown Advisory serves as sub-advisor to other funds in the Deutsche Asset Management family of funds.



Under the Investment Advisory Agreement, ICCC obtains and evaluates economic, statistical and financial information to formulate and implement investment policies for the Fund. ICCC has delegated this responsibility to Brown Advisory provided that ICCC continues to supervise the activities of Brown Advisory and report thereon to the Fund's Board of Directors. Any investment program undertaken by ICCC or Brown Advisory will at all times be subject to policies and control of the Fund's Board of Directors. ICCC will provide the Fund with office space for managing its affairs, with the services of required executive personnel and with certain clerical and bookkeeping services and facilities. These services are provided by ICCC without reimbursement by the Fund for any costs. Neither ICCC nor Brown Advisory shall be liable to the Fund or its shareholders for any act or omission by ICCC or Brown Advisory or any losses sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty. The services of ICCC and Brown Advisory to the Fund are not exclusive and ICCC and Brown Advisory are free to render similar services to others.






As compensation for its services, ICCC is entitled to receive an annual fee from the Fund, payable monthly, at the following annual rates based upon the Fund's average daily net assets: 0.35% of the first $1 billion, 0.30% of the next $500 million and 0.25% of that portion in excess of $1.5 billion. ICCC has contractually agreed to reduce its annual fee, if necessary, or to reimburse expenses of the Fund to the extent that the Fund's annual expenses do not exceed 0.70% of the Class A Shares' average daily net assets and 0.45% of the Institutional Class' average daily net assets. This agreement will continue until at least April 30, 2003 and may be extended.



As compensation for providing sub-advisory services, Brown Advisory is entitled to receive an annual fee from ICCC, calculated daily and payable monthly at the following annual rates based upon the Fund's average daily net assets: 0.23% of the first $1 billion , 0.20% of the next $500 million and 0.16% of that portion in excess of $1.5 billion. Brown Advisory has agreed to waive its fees in proportion to any fee waivers by ICCC during the term of the agreement.

Investment advisory fees paid to ICCC for the last three fiscal years are shown below:



                             Advisory Fees For the Fiscal Year Ended December 31,
----------------------------------------------------------------------------------
                              2001                   2000                  1999
----------------------------------------------------------------------------------
Contractual Fee             $316,551               $286,911              $317,059

Less amount waived         ($174,972)             ($232,844)            ($212,106)

Fee after waivers           $141,579*              $54,067*              $104,953*
----------------------------------------------------------------------------------



----------
* Absent fee waivers for the fiscal years ended December 31, 2001, 2000 and 1999, the Fund's Total Operating Expenses would have been 0.90%, 0.98% and 0.93%, respectively, of the Class A Shares' average daily net assets and 0.65%, 0.73% and 0.68%, respectively, of the Institutional Class' average daily net assets.



Fees Paid to Brown Investment       For the period January 1, 2001       Fiscal Year Ended
  Advisory & Trust Company                through May 1, 2001            December 31, 2000
  ------------------------                -------------------            -----------------
Contractual Fee                                 $52,262                       $156,785

Less amount waived                             ($35,142)                     ($105,426)

Fee after waivers                               $17,120                       $51,359



For the period from May 1, 2001 through December 31, 2001, Brown Advisory received $34,239 (net of fee waivers of $70,284) for sub-advisory services.






ADVISORY CONTRACT APPROVAL






Both the Investment Advisory Agreement and the Sub-Advisory Agreement have an initial term of two years and continue in effect, from year to year thereafter if such continuance is specifically approved at least annually by the Fund's Board of Directors or by a majority of the outstanding voting securities of the Fund, and in either event, by a majority of the Independent Directors of the Fund's Board who have no direct or indirect financial interest in such agreements, with such Independent Directors casting votes in person at a meeting called for such purpose. In approving the continuation of the Fund's Investment Advisory Agreement and Sub-Advisory Agreement, the Board, including the Independent Directors, carefully considered (1) the nature and quality of services to be provided to the Fund; (2) the Advisors' compensation and profitability for providing such services; (3) the indirect costs and benefits of providing the advisory services; (4) the extent to which economies of scale are shared with the Fund through breakpoints or otherwise; and (5) comparative information on fees and expenses of similar mutual funds. Specifically, the Board considered the fact that the Advisors benefited, at least indirectly from certain securities lending, custody and brokerage relationships between the Fund and affiliates of the Advisors (and that the Board received information regularly about these relationships). The Board also considered the nature and extent of benefits that the Advisors received from the brokerage and research services it received from broker-dealers who executed portfolio transactions for the Fund. After requesting and reviewing such information, as they deemed necessary, the Board concluded that the continuance of the advisory agreement and sub-advisory agreement was in the best interests of the Fund and its shareholders. The Fund or the Advisor may terminate the Investment Advisory Agreement on sixty days' written notice without penalty. The Investment Advisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act). The Sub-Advisory Agreement has similar termination provisions.

ICCC also serves as the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund. An affiliate of ICCC serves as the Fund's custodian (See the section entitled `Custodian, Transfer Agent and Accounting Services.')


DISTRIBUTION OF FUND SHARES


ICC Distributors, Inc. (`ICC Distributors' or the `Distributor') serves as the distributor of each class of the Fund's Shares pursuant to a Distribution Agreement (the `Distribution Agreement').



The Distribution Agreement provides that ICC Distributors shall; (i) use reasonable efforts to sell Shares upon the terms and conditions contained in the Distribution Agreement and the Fund's then current Prospectuses; (ii) use its best efforts to conform with the requirements of all federal and state laws relating to the sale of the Shares; (iii) adopt and follow procedures as may be necessary to comply with the requirements of the National Association of Securities Dealers, Inc. and any other applicable self-regulatory organization;
(iv) perform its duties under the supervision of and in accordance with the directives of the Fund's Board of Directors and the Fund's Articles of Incorporation and By-Laws; and (v) provide the Fund's Board of Directors with a written report of the amounts expended in connection with the Distribution Agreement. ICC Distributors shall devote reasonable time and effort to effect sales of Shares but shall not be obligated to sell any specific number of Shares. The services of ICC Distributors are not exclusive and ICC Distributors shall not be liable to the Fund or its shareholders for any error of judgment or mistake of law, for any losses arising out of any investment, or for any action or inaction of ICC Distributors in the absence of bad faith, willful misfeasance or gross negligence in the performance of ICC Distributor's duties or obligations under the Distribution Agreement or by reason of ICC Distributor's reckless disregard of its duties and obligations under the Distribution Agreement. The Distribution Agreement further provides that the Fund and ICC Distributors will mutually indemnify each other for losses relating to disclosures in the Fund's registration statement.



The Distribution Agreement may be terminated at any time upon 60 days' written notice by the Fund, without penalty, by the vote of a majority of the Fund's Independent Directors or by a vote of a majority of the outstanding Shares of the Fund (as defined under the section entitled `Capital Stock') or upon 60 days' written notice by the Distributor and shall automatically terminate in the event of an assignment. The Distribution Agreement has an initial term of one year from the date of effectiveness. It shall continue in effect thereafter provided that it is approved at least annually by:


      1) a vote of a majority of the outstanding voting securities of the related class of the Fund or

      2) a vote of a majority of the Fund's Board of Directors including a majority of the Independent Directors and, so long as the Fund's Plan of Distribution is approved at least annually by the Independent Directors in person at a meeting called for the purpose of voting on such approval.


ICC Distributors and certain broker-dealers (`Participating Dealers') have entered into Sub-Distribution Agreements under which such broker-dealers have agreed to process investor purchase and redemption orders and respond to inquiries from shareholders concerning the status of their accounts and the operations of the Fund. Any Sub-Distribution Agreement may be terminated or assigned by either party, without penalty, upon ten days' written notice to the other party. Any Sub-Distribution Agreement may also be terminated at any time without penalty by the vote of a majority of the Fund's Independent Directors or by the vote of a majority of the outstanding voting securities of the Fund.



In addition, the Fund may enter into Shareholder Servicing Agreements with certain financial institutions, including Deutsche Bank Securities Inc. and certain banks, to act as Shareholder Service Agents, pursuant to which ICC Distributors will allocate a portion of its distribution fee as compensation for such financial institutions' ongoing shareholder services. The Fund may also enter into Shareholder Servicing Agreements pursuant to which the Advisor, the Distributor, or their respective affiliates will provide compensation out of their own resources. Currently, banking laws and regulations do not prohibit a financial holding company affiliate from acting as distributor or Shareholder Service Agent or in other capacities for investment companies. Should future legislative, judicial or administrative action prohibit or restrict the activities of the Distributor or Shareholder Service Agents in connection with their respective Agreements, the Fund may be required to alter materially or discontinue its arrangements with those agents. Such financial institutions may impose separate fees in connection with Shareholder Servicing and investors should review the Prospectus and this Statement of Additional Information in conjunction with any such institution's fee schedule. In addition, banks and financial institutions may be required to register as dealers pursuant to state law.



As compensation for providing distribution services for the Class A Shares as described previously, ICC Distributors receives an annual fee, paid monthly, equal to 0.25% of the average daily net assets of the Class A Shares. ICC Distributors expects to allocate most of its shareholder servicing fee to Participating Dealers and Shareholder Service Agents. ICC Distributors receives no compensation for distributing the Institutional Class.


As compensation for providing distribution and shareholder services to the Fund for the last three fiscal years, ICC Distributors received fees in the following amounts:


        Class                              Fiscal Year Ended December 31,
        -----                              ------------------------------

                                  2001                 2000                  1999
                                  ----                 ----                  ----
Class A Shares 12b-1 Fee         $99,735              $99,226              $113,276



Pursuant to Rule 12b-1 under the 1940 Act, which provides that investment companies may pay distribution expenses, directly or indirectly, only pursuant to a plan adopted by the investment company's board of directors and approved by its shareholders, the Fund has adopted a Plan of Distribution for the Fund's Class A Shares (the `Plan'). Under the Plan, the Fund pays fees as described above to ICC Distributors for distribution and other shareholder servicing assistance as set forth in the Distribution Agreement, and ICC Distributors is authorized to make payments out of its fee to Participating Dealers and Shareholder Service Agents. The Plan will remain in effect from year to year thereafter as specifically approved



1)    at least annually by the Fund's Board of Directors, and
2) by the affirmative vote of a majority of the Independent Directors by votes cast in person at a meeting called for such purpose.



In approving the Plan, the Directors concluded, in the exercise of reasonable business judgment, that there was a reasonable likelihood that the Plan would benefit the Fund and its shareholders. The Plan will be renewed only if the Directors make a similar determination in each subsequent year. The Plan may not be amended to increase materially the fee to be paid pursuant to the Distribution Agreement without the approval of the shareholders of the Fund. The Plan may be terminated at any time upon 60-days' notice, without penalty, by the vote of a majority of the Fund's Independent Directors or by a vote of a majority of the outstanding Shares (as defined under the section entitled `Capital Stock').



During the continuance of the Plan, the Fund's Board of Directors will be provided for their review, at least quarterly, a written report concerning the payments made under the Plan to ICC Distributors pursuant to the Distribution Agreement, to broker-dealers pursuant to any Sub-Distribution Agreements and to Shareholder Service Agents pursuant to Shareholder Servicing Agreements. Such reports shall be made by the persons authorized to make such payments. In addition, during the continuance of the Plan, the selection and nomination of the Fund's Independent Directors shall be committed to the discretion of the Independent Directors then in office.



Under the Plan, amounts allocated to Participating Dealers and Shareholder Service Agents may not exceed amounts payable to ICC Distributors under such Plan. Payments under the Plan are made as described previously regardless of ICC Distributors' actual cost of providing distribution services and may be used to pay ICC Distributors' overhead expenses. If the cost of providing distribution services to the Class A Shares is less than 0.25% of the average daily net assets invested in that class for any period, the unexpended portion of the distribution fee may be retained by ICC Distributors. The Plan does not provide for any charges to the Fund for excess amounts expended by ICC Distributors and, if the Plan is terminated in accordance with its terms, the obligation of the Fund to make payments to ICC Distributors pursuant to the Plan will cease and the Fund will not be required to make any payments past the date the Distribution Agreement terminates with respect to such Plan. In return for payments received pursuant to the Plan, ICC Distributors paid the distribution-related expenses of the Fund including one or more of the following: advertising expenses, printing and mailing of prospectuses to other than current shareholders and compensation to dealers and sales personnel.



ICC Distributors received commissions on the sale of Class A Shares and retained from such commissions the following amounts:



                                                Fiscal Year Ended December 31,
                                                ------------------------------
Class                           2001                         2000                         1999
-----                           ----                         ----                         ----
                       Received      Retained       Received      Retained       Received      Retained
                       --------      --------       --------      --------       --------      --------
Class A Shares
Commissions            $59,700          $0           $6,395          $0          $25,126          $0


GENERAL INFORMATION


The Fund will pay all costs associated with its organization and registration under the 1933 Act and the 1940 Act. Except as described elsewhere, the Fund pays or causes to be paid all continuing expenses of the Fund, including, without limitation: investment advisory and distribution fees; the charges and expenses of any registrar, custodian or depository appointed by the Fund for the safekeeping of cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to federal, state or other governmental agencies; the costs and expenses of engraving or printing of certificates representing Shares; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its Shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Directors and Director members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in Shares or in cash; charges and expenses of any outside service used for pricing of the Shares; fees and expenses of legal counsel, including counsel to the Independent Directors, and of independent accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including Officers and Directors) of the Fund that inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly assumed by ICC Distributors or ICCC.


The address of ICC Distributors is Two Portland Square, Portland, Maine 04101.

BROKERAGE


Purchases and sales of securities on a securities exchange are effected through broker-dealers who charge a commission for their services. Brokerage commissions are subject to negotiation between Brown Advisory and the broker-dealers. Brown Advisory may direct purchase and sale orders to any broker-dealer, including, to the extent and in the manner permitted by applicable law, affiliates of the Advisors, and ICC Distributors.



In over-the-counter transactions, orders are placed directly with a principal market maker and such purchases normally include a mark up over the bid to the broker-dealer based on the spread between the bid and asked prices for the security, although in some cases they may include a commission-like charge. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter. On occasion, certain money market instruments may be purchased directly from an issuer without payment of a commission or concession. The Fund will not deal with the Advisors or their affiliates in any transaction in which the Advisors or their affiliates act as a principal.

If the Advisors or their affiliates are participating in an underwriting or selling group, the Fund may not buy portfolio securities from the group except in accordance with rules of the SEC. The Fund believes that this limitation will not affect its ability to carry out its present investment objective.



Brown Advisory's primary consideration in effecting securities transactions is to seek to obtain the best price and execution of orders on an overall basis. As described below, Brown Advisory may, in its discretion, effect agency transactions with broker-dealers that furnish statistical, research or other information or services that are deemed by ICCC to be beneficial to the Fund's investment program. Brown Advisory is also authorized to pay higher commissions on brokerage transactions for the Fund to non-affiliated brokers in order to secure brokerage and research services described below, subject to periodic review by the Fund's Board of Directors. In addition to agency transactions, Brown Advisory may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Research services may include the following: statistical and background information on the US economy, industry groups and individual small and mid-sized companies; forecasts and interpretations with respect to specific industry groups and individual small and mid-sized companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indices and investment accounts; information concerning prices of securities; provision of equipment used to communicate research information; arrangement of meetings with management of companies; and provision of access to consultants who supply research information.



Certain research services furnished by broker-dealers may be useful to Brown Advisory in servicing its clients other than the Fund. Similarly, any research services received by Brown Advisory through placement of portfolio transactions of other clients may be of value to Brown Advisory in fulfilling its obligations to the Fund. No specific value can be determined for research and statistical services furnished without cost to Brown Advisory by a broker-dealer. The research and statistical services received supplement Brown Advisory's research and analysis and therefore, may tend to benefit the Fund and Brown Advisory's other clients. In over-the-counter transactions, Brown Advisory will not pay any commission or other remuneration for research services, except to the extent permitted by SEC interpretations. Brown Advisory's policy is to pay a broker-dealer higher commissions for particular transactions than might be charged if a different broker-dealer had been chosen when, in Brown Advisory's opinion, this policy furthers the overall objective of obtaining best price and execution. Subject to periodic review by the Fund's Board of Directors, Brown Advisory is also authorized to pay broker-dealers other than affiliates of the Advisors higher commissions than another broker may have charged on brokerage transactions for the Fund for brokerage or research services. The allocation of orders among broker-dealers and the commission rates paid by the Fund will be reviewed periodically by the Board. In addition, consistent with NASD Rules, and subject to seeking the most favorable price and execution available and such other policies as the Board may determine, Brown Advisory may consider services in connection with the sale of Shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. For the fiscal years ended December 31, 2001, 2000 and 1999, Brown Advisory did not direct any brokerage transactions to broker-dealers and did not pay any related commissions because of brokerage or research services provided to the Fund.



Subject to the above considerations, the Board of Directors has authorized the Fund to effect portfolio transactions through affiliates of the Advisors. At the time of such authorization, the Board adopted certain policies and procedures incorporating the standards of Rule 17e-1 under the 1940 Act, which requires that the commissions paid to affiliates of the Advisors must be `reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.' Rule 17e-1 also contains requirements for the review of such transactions by the Board of Directors and requires the Advisors to furnish reports and to maintain records in connection with such reviews. For the fiscal years ended December 31, 2001, 2000 and 1999, the Fund did not pay any brokerage commissions to affiliates of the Advisors.



Brown Advisory manages other investment accounts. It is possible that, at times, the same securities will be acceptable for the Fund and one or more of such other accounts; however, the position of each account in the securities of the same issuer may vary and the length of time that each account may choose to hold its investment in such securities may likewise vary. The timing and amount of purchase by each account also may be affected by its cash position. If the purchase or sale of securities consistent with the investment policies of the Fund or one or more of these accounts is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by Brown Advisory. Brown Advisory may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution. Such simultaneous transactions, however, could adversely affect the ability of the Fund to obtain or dispose of the full amount of a security that it seeks to purchase or sell.



The Fund is required to identify any securities of its `regular brokers or dealers' (as such term is defined in the 1940 Act) that the Fund has acquired during its most recent fiscal year. As of December 31, 2001, the Fund did not hold any securities of its `regular brokers or dealers'.


CAPITAL STOCK

The Fund is authorized to issue shares of capital stock, par value $.001 per share, all of which Shares are designated common stock. The Board of Directors may increase or decrease the number of authorized Shares without shareholder approval.


The Fund's Articles of Incorporation provide for the establishment of separate series and separate classes of Shares by the Directors at any time without shareholder approval. The Fund currently has one Series and the Board has designated four classes of shares: Short-Intermediate Income Fund - Class A Shares, Short-Intermediate Income Fund - Class B Shares, Short-Intermediate Income Fund - Class C Shares and Short-Intermediate Income Fund Institutional Class. The Class B Shares and the Class C Shares are not currently being offered. Shares of the Fund, regardless of series or class would have equal rights with respect to voting, except that with respect to any matter affecting the rights of the holders of a particular series or class, the holders of each series or class would vote separately. In general, each series would be managed separately and shareholders of each series would have an undivided interest in the net assets of that series. For tax purposes, the series would be treated as separate entities. Generally, each class of Shares would be identical to every other class in a particular series and expenses of the Fund (other than 12b-1 and any applicable service fees) would be prorated between all classes of a series based upon the relative net assets of each class. Any matters affecting any class exclusively will be voted on by the holders of such class.



Shareholders of the Fund do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding Shares voting together for election of Directors may elect all the members of the Board of Directors of the Fund. There are no preemptive, conversion or exchange rights applicable to any of the Shares. The issued and outstanding Shares are fully paid and non-assessable. In the event of liquidation or dissolution of the Fund, each Share is entitled to its portion of the Fund's assets (or the assets allocated to a separate series of shares if there is more than one series) after all debts and expenses have been paid.


As used in this Statement of Additional Information the term `majority of the outstanding Shares' means the vote of the lesser of (i) 67% or more of the Shares present at a meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy, or (ii) more than 50% of the outstanding Shares.








CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES



Deutsche Bank Trust Company Americas (formerly, Bankers Trust Company) (`Deutsche Bank Trust'), c/o BTNY Services, Inc., 100 Plaza One, Jersey City, New Jersey 07311, has been retained to act as custodian of the Fund's investments. Deutsche Bank Trust receives such compensation from the Fund for its services as custodian as may be agreed to from time to time by Deutsche Bank Trust and the Fund. For the fiscal year ended December 31, 2001, Deutsche Bank Trust was paid $20,184 as compensation for providing custody services to the Fund. ICCC, One South Street, Baltimore, Maryland 21202, has been retained to act as transfer and dividend disbursing agent. As compensation for providing these services, the Fund pays ICCC up to $17.22 per account per year, plus reimbursement for out-of-pocket expenses. For the fiscal year ended December 31, 2001, ICCC received transfer agency fees of $33,997.



ICC also provides certain accounting services to the Fund. As compensation for providing accounting services, ICCC receives an annual fee, calculated daily and paid monthly, as shown below.

     Average Net Assets                            Incremental Annual Accounting Fee
     ------------------                            ---------------------------------
     $             0   -        $ 10,000,000                    $15,000 (fixed fee)
     $ 10,000,001      -        $ 24,999,999                    0.080%
     $ 25,000,000      -        $ 50,000,000                    0.077%
     $ 50,000,001      -        $ 75,000,000                    0.050%
     $ 75,000,001      -        $ 99,999,999                    0.030%
     $100,000,000      -        $ 500,000,000                   0.020%
     $500,000,001      -        $1,000,000,000                  0.008%
     over $1,000,000,000                                        0.003%



For the fiscal year ended December 31, 2001, ICCC received accounting fees of $72,182.



In addition, the Fund will reimburse ICCC for the following out-of-pocket expenses incurred in connection with ICCC's provision of accounting services under the Master Services Agreement, including but not limited to: express delivery service, independent pricing and storage.


INDEPENDENT ACCOUNTANT


The independent accountant for the Fund is PricewaterhouseCoopers LLP, 250 West Pratt Street, Baltimore, Maryland 21201.


LEGAL MATTERS

Morgan, Lewis & Bockius LLP acts as counsel to the Fund.

PERFORMANCE INFORMATION


The Fund calculates total return separately for each class of its shares. Each class of Shares is subject to different fees and expenses and, consequently, may have different total returns for the same period. The Fund may advertise any type of performance information permitted by applicable regulations, including the following types of performance information: average annual total returns (before taxes), average annual total returns (after taxes on distributions), average annual total returns (after taxes on distributions and redemption), and aggregate total returns (before taxes).



AVERAGE ANNUAL TOTAL RETURNS (BEFORE TAXES)



The Fund, when advertising average annual total return before taxes for a class of its Shares, computes such return by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:



      P (1 + T)(n) = ERV


      Where:


P  =        hypothetical initial payment of $1,000;
T  =        average annual total return;
n  =        period covered by the computation, expressed in years;
ERV  =      ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year (or other) periods at the end of the applicable period (or fractional portion).



The calculation for average annual total returns before taxes is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; (2) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date; (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Fund's Shares); and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable `ERV' in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all non-recurring charges and the applicable deferred sales charge at the end of the measuring period.



AVERAGE ANNUAL TOTAL RETURNS (AFTER TAXES ON DISTRIBUTIONS)



The Fund, when advertising average annual total return after taxes on distributions for a class of its Shares, computes such return by finding the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending value of such investment according to the following formula:



      P (1 + T)(n) = ATV(D)



      Where:



P =               hypothetical initial payment of $1,000;
T =               average annual total return (after taxes on distributions);
n =               period covered by the computation, expressed in years;
ATV(D)=           ending value of a hypothetical $1,000 payment made at the
                  beginning of the 1-, 5- or 10-year (or other) periods at the end of the applicable period (or fractional portion), after taxes on fund distributions but not after taxes on redemptions.



The calculation for average annual total returns after taxes on distributions is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; (2) all dividends and capital gain distributions, less the taxes due on such distributions, are reinvested on the reinvestment dates at the price per share existing on the reinvestment date; (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Fund's Shares); and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The Fund assumes that there are no additional taxes or tax credits resulting from any redemption of shares required to pay any non-recurring fees. The ending value (variable `ATV(D)' in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all non-recurring charges and the applicable deferred sales charge at the end of the measuring period. The Fund assumes that the redemption has no tax consequences.



The Fund calculates the taxes due on any distributions by applying the applicable tax rates (as described below) to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain). The taxable amount and tax character of each distribution will be as specified by the Fund on the dividend declaration date, unless adjusted to reflect subsequent recharacterizations of distributions. Distributions are adjusted to reflect the federal tax impact of the distribution on an individual taxpayer on the reinvestment date. The effect of applicable tax credits, such as the foreign tax credit, are taken into account in accordance with federal tax law.



The Fund calculates taxes due on any distributions using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, ordinary income tax rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). Note that the required tax rates may vary over the measurement period. The Fund has disregarded any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes); the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.



AVERAGE ANNUAL TOTAL RETURNS (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION)



The Fund, when advertising average annual total return after taxes on distributions and redemption for a class of its Shares, computes such return by finding the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending value of such investment according to the following formula:

      P (1 + T)(n) = ATVDR



      Where:



P  =              hypothetical initial payment of $1,000;
T  =              average annual total return (after taxes on distributions and redemption);
n  =              period covered by the computation, expressed in years;
ATV(D)R =         ending value of a hypothetical $1,000 payment made at the
                  beginning of the 1-, 5- or 10-year (or other) periods at the end of the applicable period (or fractional portion), after taxes on fund distributions and redemption.



The calculation for average annual total returns after taxes on distributions and redemption is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment;
(2) all dividends and capital gain distributions, less the taxes due on such distributions, are reinvested on the reinvestment dates at the price per share existing on the reinvestment date; (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Fund's Shares); and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The Fund assumes that there are no additional taxes or tax credits resulting from any redemption of shares required to pay any non-recurring fees.



The Fund calculates the taxes due on any distributions as described above under `Average Annual Total Returns (After Taxes on Distributions)'.



The ending value (variable `ATV(D)R' in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all non-recurring charges, the applicable deferred sales charge, and capital gains taxes resulting from the redemption and by adding the tax benefit from capital losses at the end of the measuring period. The Fund calculates the capital gain or loss upon redemption by subtracting the tax basis from the redemption proceeds (after deducting any non-recurring charges). The Fund separately tracks the basis of Shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. In determining the basis for a reinvested distribution, the Fund includes the distribution net of taxes assumed paid from the distribution. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal tax law.



The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for Shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. The Fund does not assume that Shares acquired through reinvestment of distributions have the same holding period as the initial $1,000 investment. The tax character is determined by the length of the measurement period in the case of the initial $1,000 investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions.



The Fund calculates capital gain taxes (or the benefit resulting from tax losses) using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. The Fund assumes that a shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.



AGGREGATE TOTAL RETURNS (BEFORE TAXES)



The Fund, when advertising aggregate total return before taxes for a class of its Shares, computes such returns by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

   Aggregate Total Return =  [(ERV)  - 1
                             -------
                                P



Where:



P  =              hypothetical initial payment of $1,000;
ERV  =            ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year (or other) periods at the end of the applicable period (or fractional portion).



The calculation for aggregate total returns before taxes is made assuming that
(1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; (2) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date; (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Fund's Shares); and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable `ERV' in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all non-recurring charges and the applicable deferred sales charge at the end of the measuring period.



OTHER NON-STANDARDIZED TOTAL RETURN CALCULATIONS



The Fund may also from time to time include in advertising total return figures that are not calculated according to the formulas set forth above to compare more accurately the Fund's performance with other measures of investment return. For example, in comparing the Fund's total return with data published by Lipper, Inc., CDA/Weisenberger or Morningstar Inc., or with the performance of the Lehman Brothers Intermediate Aggregate Bond Index or the Merrill Lynch 1-3 Year Treasury Index, the Fund may calculate its aggregate and average annual total return for the specified periods of time by assuming the investment of $10,000 in a class of Shares of the Fund and assuming the reinvestment of each distribution at net asset value on the reinvestment date. For this alternative computation, the Fund assumes that the full amount of an investor's investment is invested in Shares (i.e., sales charges are not deducted from an investor's investment). This differs from the computation required by the SEC where the $1,000 payment is reduced by sales charges before being invested in Shares. The Fund will, however, disclose the maximum sales charge and will also disclose that the performance data does not reflect sales charges and that inclusion of sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC rules, and all advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's Shares, when redeemed, may be worth more or less than their original cost.

FOR THE PERIODS ENDED DECEMBER 31, 2001



-----------------------------------------------------------------------------------------------------------
                                                1-YEAR       5-YEARS       10-YEARS      SINCE INCEPTION(1)
-----------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (BEFORE TAXES)
-----------------------------------------------------------------------------------------------------------
Class A Shares                                   6.42%        6.11%          6.05%             6.61%
-----------------------------------------------------------------------------------------------------------
Institutional Class                              8.36%        6.71%           N/A              6.46%
-----------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (AFTER TAXES
ON DISTRIBUTIONS)
-----------------------------------------------------------------------------------------------------------
Class A Shares                                   4.07%        3.69%          3.60%             4.17%
-----------------------------------------------------------------------------------------------------------
Institutional Class                              5.92%        4.22%           N/A              4.01%
-----------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (AFTER
TAXES ON DISTRIBUTIONS AND REDEMPTION)
-----------------------------------------------------------------------------------------------------------
Class A Shares                                   3.87%        3.66%          3.62%             4.12%
-----------------------------------------------------------------------------------------------------------
Institutional Class                              5.05%        4.12%           N/A              3.93%
-----------------------------------------------------------------------------------------------------------
AGGREGATE TOTAL RETURNS (BEFORE TAXES)
-----------------------------------------------------------------------------------------------------------
Class A Shares                                   8.03%       36.53%         82.69%           100.58%
-----------------------------------------------------------------------------------------------------------
Institutional Class                              8.36%       38.35%           N/A             47.08%
-----------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN AT NET
ASSET VALUE
-----------------------------------------------------------------------------------------------------------
Class A Shares                                   8.03%        6.43%          6.21%             6.76%
-----------------------------------------------------------------------------------------------------------
Institutional Class                              8.36%        6.71%           N/A              6.46%
-----------------------------------------------------------------------------------------------------------



(1)  Inception Dates:  Class A Shares - May 13, 1991.
     Institutional Class - November 2, 1995.


YIELD CALCULATIONS


The Fund's yield for the Class A Shares and Institutional Class for the 30-day period ended December 31, 2001 was 4.75% and 5.05%, respectively, and was computed in the following manner. The yield of the Fund is calculated by dividing the net investment income per Share earned by the Fund during a 30-day (or one month) period by the maximum offering price per share on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. The Fund's net investment income per Share earned during the period is based on the average daily number of Shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements.


Except as noted below, for the purpose of determining net investment income earned during the period, interest earned on debt obligations held by the Fund is calculated by computing the yield to maturity of each obligation based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, based on the purchase price (plus actual accrued interest), dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Fund. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date.

Undeclared earned income will be subtracted from the net asset value per share. Undeclared earned income is net investment income that, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter.


The Fund's annual portfolio turnover rate (the lesser of the value of the purchases or sales for the year divided by the average monthly market value of the portfolio during the year, excluding US Government securities and securities with maturities of one year or less) may vary from year to year, as well as within a year, depending on market conditions. The Fund's portfolio turnover rates for the fiscal years ended December 31, 2001 and 2000, were 47% and 38%, respectively. A high level of portfolio turnover may generate relatively high transaction costs and may increase the amount of taxes payable by the Fund's shareholders.


CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


As of April 5, 2002, to Fund management's knowledge, Deutsche Bank Securities Inc. beneficially owned less than 1% of the Fund's total outstanding Shares, and Directors and Officers as a group (11 persons), owned less than 1% of the Fund's total outstanding Shares. As of April 5, 2002, to Fund management's knowledge, the following persons owned of record or beneficially 5% or more of the outstanding Shares of the Fund. Fund management believes that most of the Shares referred to below are held by the persons indicated for their fiduciary, agency or custodial customers.



Name and Address                                                Percentage Owned
----------------                                                ----------------
Donaldson Lufkin Jenrette Securities Corp. Inc.           7.46% of Class A Shares
PO Box 2052
Jersey City NJ 07303-2052

Merrill Lynch Pierce Fenner & Smith                       5.44% of Class A Shares
Mutual Funds Operations
Attn: Transfer Supervisor
4800 Deer Lake Dr. E Fl 3
Jacksonville, FL  32246-6484

Deutsche Bank Securities Inc.                             83.44% of Institutional Class
FBO 650-10788-17
PO Box 1346
Baltimore, MD  21203-1346

First Union National Bank                                 5.63% of Institutional Class
Omnibus Reinvest Reinvest
9999999954 NC1151
1525 West WT Harris Blvd.
Charlotte, NC  28288-0001






FINANCIAL STATEMENTS



The Fund furnishes shareholders with semi-annual and annual reports containing information about the Fund and its operations, including a list of investments held in the Fund's portfolio and financial statements.



The financial statements for the Fund, including notes thereto and the report of PricewaterhouseCoopers LLP, for the fiscal year ended December 31, 2001, are incorporated herein by reference to the Fund's Annual Report dated December 31, 2001. The Fund's Annual Report to Shareholders of Short-Intermediate Income Fund, Inc. dated December 31, 2001, is on file with the SEC.

APPENDIX


                        Corporate Bond Rating Definitions
--------------------------------------------------------------------------------



STANDARD & POOR'S RATINGS GROUP



AAA - Highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.


AA - Qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances different from AAA issues only to a small degree.

A - Strong capacity to pay interest and repay principal although somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.
--------------------------------------------------------------------------------



MOODY'S INVESTORS SERVICE, INC.


Aaa - Judged to be of the best quality. Carry the smallest degree of investment risk and are generally referred to as `gilt-edged.' Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Judged to be of high quality by all standards. Together with the Aaa group comprise what are generally known as high-grade bonds. Rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than Aaa securities.

A - Possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

                       Commercial Paper Rating Definitions
--------------------------------------------------------------------------------



STANDARD & POOR'S RATINGS GROUP


Commercial paper rated A by S&P is regarded by S&P as having the greatest capacity for timely payment. Issues rated A are further refined by use of the numbers 1+, 1, 2 and 3 to indicate the relative degree of safety. Issues rated A-1+ are those with `extremely strong' safety characteristics. Those rated A-1 reflect a `strong' degree of safety regarding timely payment.

--------------------------------------------------------------------------------



MOODY'S INVESTORS SERVICE, INC.



Commercial paper issuers rated Prime-1 by Moody's are judged by Moody's to be of the highest quality on the basis of relative repayment capacity.



                                      A-1
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PART C. OTHER INFORMATION

Item 23. Exhibits.

(a)(1) Articles of Incorporation, incorporated by reference to Exhibit (1)(a) to Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A (Registration No. 33-34275), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-95-000390) on August 18, 1995.

(a)(2)   Amended Articles of Incorporation, incorporated by reference to Exhibit
         (1)(b) to Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A (Registration No. 33-34275), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-95-000390) on August 18, 1995.

(a)(3) Amendment to Amended Articles of Incorporation, incorporated by reference to Exhibit (1)(c) to Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A (Registration No. 33-34275), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000268) on April 26, 1996.

(a)(4) Articles Supplementary dated April 23, 1992, incorporated by reference to Exhibit (1)(d) to Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A (Registration No. 33-34275), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000268) on April 26, 1996.

(a)(5) Articles Supplementary dated October 6, 1995, incorporated by reference to Exhibit (1)(e) to Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A (Registration No. 33-34275), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000268) on April 26, 1996.

(a)(6) Articles Supplementary dated April 25, 1996, incorporated by reference to Exhibit (1)(f) to Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A (Registration No. 33-34275), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-97-000791) on April 28, 1997.

(a)(7) Articles Supplementary with respect to creation of ABCAT Shares Class dated October 31, 1996, incorporated by reference to Exhibit (1)(g) to Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A (Registration No. 33-34275), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-97-000791) on April 28, 1997.

(a)(8) Articles of Amendment to Articles of Incorporation with respect to Registrant's name change dated December 19, 1996, incorporated by reference to Exhibit (1)(h) to Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A (Registration No. 33-34275), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-97-000791) on April 28, 1997.

(a)(9) Articles Supplementary dated October 23, 1998, incorporated by reference to Post-Effective Amendment No. 11 to Registrant's Registration Statement on Form N-1A (Registration No. 33-34275), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-99-000310) on February 26, 1999.

(a)(10) Articles Supplementary dated November 19, 1998, incorporated by reference to Post-Effective Amendment No. 11 to Registrant's Registration Statement on Form N-1A (Registration No. 33-34275), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-99-000310) on February 26, 1999.

(a)(11) Articles of Amendment to Articles of Incorporation to reclassify the ABCAT Shares dated November 20, 1998, incorporated by reference to Post-Effective Amendment No. 11 to Registrant's Registration Statement on Form N-1A (Registration No. 33-34275), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-99-000310) on February 26, 1999.

(a)(12) Articles of Amendment to Articles of Incorporation dated April 9, 2001, incorporated by reference to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (Registration No. 33-34275), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-01-500071) on April 30, 2001.

(a)(13) Articles of Amendment to Articles of Incorporation dated April 27, 2001, incorporated by reference to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (Registration No. 33-34275), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-01-500071) on April 30, 2001.

(b)      By-Laws, as amended through February 12, 2001, filed herewith.

(c) Instruments Defining Rights of Security Holders, incorporated by reference to Exhibit 1 (Articles of Incorporation) as amended to date, filed as part of Post-Effective Amendments Nos. 6, 7 and 8, to Registrant's Registration Statement on Form N-1A (Registration No. 33-34275) filed with the Securities and Exchange Commission via EDGAR (Accession Nos. 950116-95-000390, 950116-96-000268 and
         950116-97-000791, respectively) on August 18, 1995, April 26, 1996 and
         April 28, 1997, respectively, and Exhibit 2 (By-Laws) as amended to date, filed as part of Post-Effective Amendment No. 9 to such Registration Statement filed with the Securities and Exchange Commission via EDGAR on April 28, 1997.

(d)(1) Investment Advisory Agreement dated June 4, 1999, between Registrant and Investment Company Capital Corp., incorporated by reference to Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A (Registration No. 33-34275), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-00-001026) on April 28, 2000.

(d)(2) Investment Sub-Advisory Agreement, between Registrant, Investment Company Capital Corp. and Brown Advisory Incorporated, filed herewith.

(d)(3) Expense Limitation Agreement dated May 1, 2002, between Registrant and Investment Company Capital Corp., filed herewith.

(e) Distribution Agreement dated August 31, 1997 between Registrant and ICC Distributors, Inc., incorporated by reference to Exhibit (6)(a) to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (Registration No. 33-34275) filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-000948) on April 28, 1998.

(f)      Not Applicable.

(g) Custodian Agreement dated June 5, 1998 between Registrant and Bankers Trust Company (now Deutsche Bank Trust Company Americas), incorporated by reference to Post-Effective Amendment No. 11 to Registrant's Registration Statement on Form N-1A (Registration No. 33-34275), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-99-000310) on February 26, 1999.

(h)(1) Master Services Agreement between Registrant and Investment Company Capital Corp. as amended through March 28, 2001, incorporated by reference to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (Registration No. 33-34275), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-01-500071) on April 30, 2001.

(h)(2) Appendix I dated July 6, 2001 to Master Services Agreement dated September 1, 2000, filed herewith.

(i)      Opinion of Counsel, filed herewith.

(j)(1)   Consent of PricewaterhouseCoopers LLP, filed herewith.

(j)(2)   Consents of Directors to serve, incorporated by reference to Exhibit
         (11)(b) to Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A (Registration No. 33-34275), filed with the Securities and Exchange Commission via EDGAR (950116-96-000268) on April 26, 1996.

(k)      Not Applicable.

(l) Form of Subscription Agreement re: initial $100,000 capital, incorporated by reference to Exhibit 13 to Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A (Registration No. 33-34275), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-95-000390) on August 18, 1995.

(m)(1) Distribution Plan (Flag Investors Class A Shares), incorporated by reference to Exhibit (15)(a) to Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A (Registration No. 33-34275), filed with the Securities and Exchange Commission via EDGAR (950116-96-000268) on April 26, 1996.

(m)(2) Amended Distribution Plan (Flag Investors Class A Shares), incorporated by reference to Exhibit (15)(b) to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (Registration No. 33-34275) filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-000948) on April 28, 1998.

(n)(1) Rule 18f-3 Plan, incorporated by reference to Exhibit (18)(a) to Post-Effective Amendment No. 8 to Registrant's Registration Statement on Form N-1A (Registration No. 33-34275) filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-001118) on October 18, 1996.

(n)(2) Amended Rule 18f-3 Plan, incorporated by reference to Post-Effective Amendment No. 11 to Registrant's Registration Statement on Form N-1A (Registration No. 33-34275), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-99-000310) on February 26, 1999.

(n)(3)   Rule 18f-3 Plan, as amended through June 26, 2001, filed herewith.


(p)(1) Deutsche Asset Management Code of Ethics, incorporated by reference to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (Registration No. 33-34275), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-01-500071) on April 30, 2001.


(p)(2) Brown Advisory Incorporated Code of Ethics, incorporated by reference to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (Registration No. 33-

         34275), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-01-500071) on April 30, 2001.

(p)(3) Flag Funds Consolidated Code of Ethics dated June 1, 2000, as amended through September 25, 2001, filed herewith.

(q)      Powers of Attorney, filed herewith.

Item 24. Persons Controlled by or under Common Control with Registrant.

None.

Item 25. Indemnification.

State the general effect of any contract, arrangements or statute under which any director, officer, underwriter or affiliated person of the Registrant is insured or indemnified against any liability incurred in their official capacity, other than insurance provided by an director, officer, affiliated person or underwriter for their own protection.

Section 1, 2, 3 and 4 of Article VIII of Registrant's Articles of Incorporation, included as Exhibit (a) to this Registration Statement and incorporated herein by reference, provide as follows:

Section 1. To the fullest extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Corporation shall have any liability to the Corporation or its stockholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

Section 2. The Corporation shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify and advance expenses to its officers to the same extent as its directors and to such further extent as is consistent with law. The Board of Directors of the Corporation may make further provision for indemnification of directors, officers, employees and agents in the By-Laws of the Corporation or by resolution or agreement to the fullest extent permitted by the Maryland General Corporation Law.

Section 3. No provision of this Article VIII shall be effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Section 4. References to the Maryland General Corporation Law in this Article VIII are to such law as from time to time amended. No further amendment to the Charter of the Corporation shall decrease, but may expand, any right of any person under this Article VIII based on any event, omission or proceeding prior to such amendment.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event of a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered) the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.


Item 26. Business and Other Connections of Investment Advisor.


During the last two fiscal years, no director or officer of Investment Company Capital Corp., the Registrant's investment advisor, and no director or officer of Brown Advisory Incorporated has engaged in any other business, profession, vocation or employment of a substantial nature other than that of the business of investment management and, through affiliates, investment banking.

Item 27. Principal Underwriters.

(a) State the name of each investment company for which each principal underwriter currently distributing securities of the Registrant also acts as a principal underwriter, depositor or investment advisor.


         ICC Distributors, Inc., the Distributor for shares of the Registrant, acts as principal underwriter for the following open-end investment companies: BT Advisor Funds, BT Institutional Funds, BT Investment Funds, BT Pyramid Mutual Funds, Cash Management Portfolio, Treasury Money Portfolio, International Equity Portfolio, Equity 500 Index Portfolio, Capital Appreciation Portfolio, Asset Management Portfolio, BT Investment Portfolios, Deutsche Bank Alex. Brown Cash Reserve Fund, Inc. (formerly, Deutsche Banc Alex.Brown Cash Reserve Fund, Inc.), Flag Investors Communications Fund, Inc., Emerging Growth Fund, Inc. (formerly, Flag Investors Emerging Growth Fund, Inc.), Short-Intermediate Income Fund, Inc. (formerly, Flag Investors Short-Intermediate Income Fund, Inc.), Flag Investors Value Builder Fund, Inc., Real Estate Securities Fund, Inc. (formerly, Flag Investors Real Estate Securities Fund, Inc.), Flag Investors Series Funds, Inc., Flag Investors Equity Partners Fund, Inc., Deutsche Investors Funds, Inc. (formerly known as Flag Investors Funds, Inc., and prior thereto as Deutsche Funds, Inc.), Deutsche Investors Portfolios Trust (formerly known as Flag Investors Portfolios Trust, and prior thereto as Deutsche Portfolios) and Morgan Grenfell Investment Trust.


(b) Provide the information required by the following table for each director, officer or partner of each principal underwriter named in answer to Item 20.

Name and Principal          Position and Offices            Position and Offices
Business Address*           With Principal Underwriter      With Registrant
John Y. Keffer              President and Director          None
David R. Keffer             Director                        None
Ronald H. Hirsch            Treasurer                       None
Nanette K. Chern            Chief Compliance Officer        None
David I. Goldstein          Secretary                       None
Benjamin L. Niles           Vice President                  None
Frederick Skillin           Assistant Treasurer             None
Dana A. Lukens              Assistant Secretary             None

*  Two Portland Square
   Portland, ME  04101

(c)      Not Applicable.

Item 28. Location of Accounts and Records.

Investment Company Capital Corp. ("ICCC"), One South Street, Baltimore, Maryland 21202, the Registrant's investment advisor and transfer and dividend disbursing agent and Brown Advisory Incorporated ("Brown Advisory"), Furness House, 19 South Street, Baltimore, Maryland 21202, Registrant's sub-advisor, maintain physical possession of each such account, book or other document of the

Fund, except for those maintained by the Registrant's custodian, Deutsche Bank Trust Company Americas (formerly, Bankers Trust Company), c/o BTNY Services, Inc., 100 Plaza One, Jersey City, New Jersey 07311.


In particular, with respect to the records required by Rule 31a-1(b)1, ICCC and Brown Advisory each maintain physical possession of all journals containing itemized daily records of all purchases and sales of securities, including sales and redemptions of Fund securities, and Deutsche Bank Trust Company maintains physical possession of all receipts and deliveries of securities (including certificate numbers if such detail is not recorded by the transfer agent), all receipts and disbursements of cash, and all other debts and credits.


Item 29. Management Services.

Not Applicable.

Item 30. Undertakings.

Not Applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this amendment to the Registration Statement under rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 14 to the Registration Statement to be signed on its behalf by the undersigned, duly authorized in the City of Baltimore, and State of Maryland on the 30th day of April, 2002.

                                       Short-Intermediate Income Fund, Inc.

                                       By: /s/ Richard T. Hale*
                                           ------------------------------------
                                              Richard T. Hale
                                              President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities on the date(s) indicated:

Name                                Title                       Date
*/s/ Richard T. Hale                President and Director      April 30, 2002
--------------------------
Richard T. Hale

*/s/ Richard R. Burt                Director                    April 30, 2002
--------------------------
Richard R. Burt

*/s/ Louis E. Levy                  Director                    April 30, 2002
--------------------------
Louis E. Levy

*/s/ Eugene J. McDonald             Director                    April 30, 2002
--------------------------
Eugene J. McDonald

*/s/ Rebecca W. Rimel               Director                    April 30, 2002
--------------------------
Rebecca W. Rimel

*/s/ Truman T. Semans               Director                    April 30, 2002
--------------------------
Truman T. Semans

*/s/ Carl W. Vogt, Esq.             Director                    April 30, 2002
--------------------------
Carl W. Vogt

*/s/ Robert H. Wadsworth            Director                    April 30, 2002
--------------------------
Robert H. Wadsworth

*/s/ Charles A. Rizzo               Chief Financial and         April 30, 2002
--------------------------
Charles A. Rizzo                    Accounting Officer

*By: /s/ Daniel O. Hirsch                                       April 30, 2002
    ----------------------
Daniel O. Hirsch
Attorney-In-Fact

RESOLVED,   that Edward J. Veilleux, Amy M. Olmert and Daniel O. Hirsch are authorized to sign the Registration Statements on Form
            N-1A, and any Post-Effective Amendments thereto, of each Fund in the FLAG COMPLEX on behalf of each Fund's President pursuant to a properly executed power of attorney.

RESOLVED,   that Edward J. Veilleux, Amy M. Olmert and Daniel O. Hirsch are authorized to sign the Registration Statements on Form
            N-1A, and any Post-Effective Amendments thereto, of each Fund in the FLAG COMPLEX on behalf of each Fund's Chief Financial
            Officer pursuant to a properly executed power of attorney.